EXHIBIT  10.08




                           ABACAN RESOURCE CORPORATION

                                       and

                          DAHOMEY RESOURCE CORPORATION

                                       and

                       LIBERTY TECHNICAL SERVICES LIMITED
                               (as the Borrowers)


                        THE GUARANTORS herein referred to


                           CREDIT SUISSE FIRST BOSTON
                                   (as Agent)


                           CREDIT SUISSE FIRST BOSTON
                              (as Security Trustee)

                                       and

                         THE LENDERS herein referred to


                                   $30,702,500
                            CREDIT FACILITY AGREEMENT

FACILITY AGREEMENT (the "AGREEMENT") made on 2 July 1998

BETWEEN

ABACAN RESOURCE CORPORATION, an Alberta, Canada corporation, whose registered office is at Suite 1600, 407 Second Street S.W., Calgary, Alberta, Canada (sometimes referred to individually herein as "ARC") and DAHOMEY RESOURCE CORPORATION, a Bahamas limited company, whose registered office is at Chambers, Suite 304, Beaumont House, Bay Street, P.O. Box CB 11986, Nassau, The Bahamas (sometimes referred to individually herein as "DAHOMEY"), and LIBERTY TECHNICAL SERVICES LIMITED, a Bahamas limited company, whose registered office is at Chambers, Suite 304, Beaumont House, Bay Street, P.O. Box CB 11986, Nassau, The Bahamas (sometimes referred to individually herein as "LIBERTY") (in their capacities as borrowers and guarantors together the BORROWERS and each a BORROWER);

EACH OF THE COMPANIES LISTED IN SCHEDULE 6 HERETO, (together the ORIGINAL GUARANTORS and each an ORIGINAL GUARANTOR),

CREDIT  SUISSE  FIRST  BOSTON  (as  AGENT);

CREDIT  SUISSE  FIRST  BOSTON  (as  SECURITY  TRUSTEE);

THE  LENDERS  listed  on  the  execution  pages  of  this  Agreement.

IT  IS  AGREED
        ------

DEFINITIONS  AND  INTERPRETATION

1.1 DEFINITIONS: In this Agreement, except where the context otherwise requires:

     ADVANCE means the principal amount of the Dollar amount made available to the Borrowers hereunder by way of loan or (as the context requires) the principal amount thereof for the time being outstanding;

     ADDITIONAL GUARANTOR means any Subsidiary which shall accede to this Agreement pursuant to clause 12.2(j), in each case, so long as it remains an Additional Guarantor;

     AGENT'S SPOT RATE OF EXCHANGE means the spot rate of exchange of the Agent for the purchase with one currency of any other relevant currency in the London foreign exchange market at or about 10.00 a.m. (London time) on the day in question for delivery two Business Days later, the Agent's certificate as to such rate being conclusive in the absence of manifest error;

     AMNI GUARANTEE means the agreement executed or to be executed in favour of the Security Trustee and issued by Amni International Petroleum Development Company Limited pursuant to clause 4.1(i);

APPLICABLE LAWS means, in relation to any member of the Consolidated Group, all and any laws, statutes, regulations and judgments relating to its business as in force from time to time;

AVAILABILITY PERIOD means the period commencing on the Closing Date of this Agreement and ending seven (7) days thereafter;

BORROWER means each of ARC, Dahomey and Liberty and as the context requires together the BORROWERS;

BORROWERS' AGENT means ARC or any other person for the time being nominated as such by the then current Borrowers' Agent and agreed by the Agent (such agreement not to be unreasonably withheld or delayed);

BUSINESS DAY means a day on which banks are open in New York, London, and Z rich for the transaction of business of the nature required by this Agreement and in relation to a day on which a payment is to be made, in the place of the principal domestic market of the currency of such payment;

CLOSING DATE means the date that the Agent has given to the Lenders and the Borrowers' Agent the notice referred to in clause 4.2;

COMMITMENT means, in relation to a Lender, the aggregate principal amount set opposite its name in Schedule 1 or as applicable, the amount set out in a Transfer Certificate for a Lender duly completed and accepted for transfer pursuant to the terms of this Agreement, in any case to the extent not transferred, canceled or reduced in accordance with the provisions hereof;

CONSOLIDATED GROUP means at any particular date the Borrowers and the Guarantors;

DEBENTURES mean the agreements executed or to be executed by each of the Obligors pursuant to clause 4.1(f) and 12.2(k) in favour of the Security Trustee creating a first ranking Security Interest over the assets and undertakings required to be covered by the Security Trustee in accordance with the terms hereof;

DOLLARS  AND  $  means  the  lawful  currency  of  the United States of America;

DRAWING DATE means a Business Day upon which the Advance is to be made as set forth in the Drawing Notice relating thereto or is made on or before July 2, 1998;

DRAWING  NOTICE  means  a notice of drawing substantially in the form set out in
Schedule  2 duly completed and signed by the Borrowers and the Borrowers' Agent;

ENVIRONMENT  means:

     (i) any land including, without limitation, surface land and sub-surface strata, sea bed or river bed under any water (as defined in paragraph
          (ii) below) and any natural or man-made structures;

     (ii) water including, without limitation, coastal and inland waters, surface waters, ground waters and water in drains and sewers; and

     (iii)air including, without limitation, air within buildings and other natural or man-made structures above or below ground;

ENVIRONMENTAL CLAIM means any claim from any third party, governmental authority or agency or any regulatory body, notice of violation, prosecution, demand, action, abatement or other order, relating to Environmental Matters and any notification or order requiring compliance with the terms of any Environmental Licence or Environmental Law;

ENVIRONMENTAL LAW includes, in relation to any member of the Consolidated Group, all or any laws, statutes, regulations, treaties, and judgments of any governmental authority or agency or any regulatory body in any jurisdiction in which that member of the Consolidated Group is formed or carries on business relating to Environmental Matters applicable to it and/or any other activities from time to time carried on by it and/or the occupation or use of any property owned, leased or occupied by it as in force from time to time;

ENVIRONMENTAL LICENCE means, in relation to any member of the Consolidated Group, any permit, licence, authorisation, consent or other approval required at any time by any Environmental Law for the business from time to time carried on by it as in force from time to time;

ENVIRONMENTAL MATTERS means (i) any release or threatened release, generation, deposit, disposal, keeping, treatment, transportation, transmission, handling or manufacture of any waste or any Substance; (ii) nuisance, noise, defective premises, health and safety at work or elsewhere; and (iii) the pollution, conservation or protection of the Environment or of man or of any living organisms supported by the Environment;

EVENT OF DEFAULT means any of the events mentioned in clause 13.1 upon the expiration of any applicable cure or grace period set forth therein;

FACILITY means the advance facility the terms and conditions of which are set out in this Agreement;

FACILITY  MARGIN  means  4.0  percent  per  annum.

FACILITY OFFICE means, in relation to any Lender, the office listed in Schedule 1, or such replacement office as any Lender nominates in accordance with the terms of this Agreement;

FINAL MATURITY DATE in respect of the Total Outstandings in the amount of $20,702,500 plus all capitalised interest hereunder means the date falling 364 calendar days after the date of this Agreement (unless extended as set forth in this definition) or if such day is not a Business Day the immediately preceding Business Day. At any time after the date falling ten months after this Agreement the Borrowers' Agent, by giving the Agent not less than thirty Business Days nor more than 60 days notice thereof, may request the Lenders to extend the Final Maturity Date by 180 days or less (the FIRST EXTENSION DATE) commencing on the date of such request to the Agent. If the Final Maturity Date is so extended, the Borrowers' Agent may request further extensions of the Final Maturity Date of up to 180 days each by giving notice to the Agent thereof not less than thirty Business Days nor more than 60 days following the expiration of each three-month interval following the First Extension Date and during the then-current Availability Period. No extension of the Final Maturity Date shall be binding unless and until notified in writing to the Borrowers' Agent by the Agent, and shall not be binding on any Lender unless accepted by such Lender, in its sole discretion, by written notice thereof to the Agent. The Obligors acknowledge that any extension of the Final Maturity Date may be conditioned upon the acceptance by the Obligors of certain financial covenants then required by the Lenders;

FINAL MATURITY DATE in respect of the Total Outstandings in excess of the amount of $20,702,500 plus all capitalised interest hereunder means the date falling 544 days after the Closing Date or such earlier date as may be agreed between the Agent and the Borrowers' Agent;

FINANCING DOCUMENTS means this Agreement, the Share Pledges, the Security Trust Deed, the Guarantor Accession Deeds, the Debentures, the Amni Guarantee, the Warrant and any other agreement or document executed pursuant to this Agreement which is expressed therein to be a Financing Document;

GUARANTOR means each of the Borrowers, any of the Original Guarantors and any Additional Guarantor as shall accede to this Agreement pursuant to clause 12.2(j) in each case, so long as they remain Guarantors and as the context requires, together the Guarantors;

GUARANTOR ACCESSION DEED means in respect of an Additional Guarantor a deed substantially in the form set out in Schedule 5 with such amendments as the Agent may approve or reasonably require duly executed on behalf of the proposed Additional Guarantor, the Borrowers' Agent and the Agent;

INTELLECTUAL PROPERTY means all letters patent, trade marks, service marks, designs, utility models, copyrights, design rights, applications for registration of any of the foregoing and rights to apply for them in any part of the world, moral rights, inventions, confidential information, know-how and rights of like nature arising or subsisting anywhere in the world in relation to any of the foregoing, whether registered or unregistered and the benefit of all licences and other rights to use any of the same now or hereafter owned by or otherwise belonging to any Obligor;

INTEREST ADJUSTMENT means the amount of interest plus Facility Margin equal to the difference between the interest and Margin calculated in accordance with clause 6.2 (a) and (b) less the interest and Facility Margin which would have been payable hereunder if the Total Outstandings hereunder were $20,702,500.

INTEREST  PAYMENT  DATE  means,  for  any  Advance,  the last day of an Interest
Period;

INTEREST PERIOD means, for any Advance, the period determined in accordance with clause 6.1;
JOINT VENTURE DOCUMENTS means the Joint Venture Agreement dated November 27, 1996 between Optimum Petroleum Development Limited and Agbara Resources Limited (Nigerian Oil Prospecting License 310); the Purchase and Sale Agreement between Addax Petroleum Benin Limited and Abacan Resources (Benin) Ltd. dated July 21, 1997; Contrat pour l'Exploration et l'Exploitation P troli res, Bloc Offshore Profond No. 4 dated February 1, 1997 between Addax Petroleum Benin, Abacan Resource Limited (Benin), and the Government of Benin; Contrat pour l'Exploration et l'Exploitation P troli res, Bloc Offshore No. 1 et SEME dated February 2, 1997 between Addax Petroleum Benin, Abacan Resource Limited (Benin), and the Government of Benin; and Joint Venture Agreement dated March 8, 1998 (Nigerian Oil Prospecting License (OPL) 309) between Liberty Technical Services Limited and Yinka Folawiyo Petroleum Company Limited; and the Joint Venture Agreement dated June 30, 1998 between Liberty Technical Services Limited and Amni International Petroleum Development Company Limited, in each case as amended, modified, extended or renewed;

LENDERS means those of the banks listed in Schedule 1 and their respective successors and any permitted transferees or assigns which are for the time being participating in the Facility;

LICENCES means, in relation to any member of the Consolidated Group, any public law permits for the carrying out of its business together with any other public law or administrative law consents, concessions, licences or public law permits required for the carrying out of any such business (including planning consents and licences);

MAJORITY LENDERS means Lenders whose Outstandings then aggregate more than 66.66 per cent. of the Total Outstandings;

MATERIAL ADVERSE EFFECT has the meaning asc ribed thereto in clause 11.1 (c);

MATERIAL ENVIRONMENT CLAIM means any Environmental Claim which would, if adversely decided, entitle any person to shut down or suspend all or any material part of the business of any member of the Consolidated Group, or result in any cost, claim, liability, expense or damages in excess of $1,000,000 to be suffered or incurred by any member of the Consolidated Group or otherwise have a Material Adverse Effect upon the business, properties, results of operations or financial condition of any member of the Consolidated Group;

MOPU AGREEMENT means the agreement executed or to be executed pursuant to Clause 4.1(i) between Sedco Forex, Inc. and the Security Trustee in respect of the Mobile Offshore Production Unit referred to therein in substantially the form of
Schedule  7;

OBLIGOR means the Borrowers and the Guarantors or as the context requires any of them;

OIL AND GAS means any and all liquid and gaseous hydrocarbons and each of them produced and to be produced from the Oil Properties;

OIL AND GAS DEVELOPMENT AGREEMENT means any agreement (other than a Joint Venture Document) now or hereafter entered into between any of the Borrowers or Guarantors or any Subsidiary of any of them pursuant to the terms of which such person directly or indirectly participates with any other person in any capital investment or joint ownership or profit sharing arrangement in respect of any Oil or Gas Property or any related pipeline or other transport facility or equipment, power generating plant, Oil and Gas Sale agreement, or power sale agreement and such agreement may reasonably be expected to have a material benefit for or impose any material obligation upon such Borrower or Guarantor or Subsidiary;

OIL AND GAS PARTNER means each party (other than an Obligor) which is a party to any Joint Venture Agreement or Oil and Gas Development Agreement;

OIL AND GAS PROPERTIES means each of the concessions, operating licenses, oil mining leases and other interests referred to in any of the Joint Venture Documents or Oil and Gas Development Agreements and any other concession, operating license, oil mining license, or similar agreement or interest in which any Obligor or Subsidiary of any Obligor has direct or indirect interest or participation and which interest could reasonably be expected to have a material benefit to such Person;

OUTSTANDINGS means, in relation to a Lender, its aggregate participation in the Advance then outstanding;

PERMISSIONS means, in relation to any member of the Consolidated Group, any consents, concessions, contractual licences or permits required for the carrying out of any of its business;

PERMITTED PURPOSE means any purpose for which the proceeds of the Advance may be used in accordance with and subject to the terms of this Agreement;

PERMITTED  SECURITY  INTEREST  means:

(a) a lien or right of set-off arising in the normal course of trading or by operation of law securing obligations not more than thirty days overdue and liens for taxes not yet due and payable;

(b) any conditional sale or title retention arising under or pursuant to any contract for the purchase or leasing of goods in the normal course of trading;

(c) the Security Interests existing as at the date of this Agreement details of which have been disclosed in writing to the Agent;

(d) Security Interests incurred or deposits made in the ordinary course of trading to secure the performance of tenders, statutory obligations, bids, leases, government contracts, performance bonds, fee and expense arrangements with trustees and fiscal agents and other similar obligations (exclusive of obligations incurred in connection with Borrowings);

(e) any Security Interest created or permitted to subsist with the prior written consent of the Majority Lenders, such consent not to be unreasonably withheld in circumstances where in the opinion of the Majority Lenders the interests of the Lenders are reasonably protected after taking into account the reasonable requirements of the Obligors to develop their assets,;

(f) any Security Interest over any asset acquired by any member of the Consolidated Group, if such acquisition is not prohibited pursuant to the terms hereof, as security for any Borrowings which are incurred solely to finance all or part of the acquisition cost of that asset;

(g) any Security Interest securing Borrowings incurred to refinance other Borrowings permitted to be secured pursuant to any of the paragraphs (a) to
     (f) above provided that the replacement Security Interest does not cover any assets other than the original assets subject to the original Security Interest and that the aggregate principal amount secured thereby is not increased;

(h) any Security Interest created after the date hereof (other than Security Interests permitted under paragraphs (a) to (g) above) and securing indebtedness in aggregate for the Consolidated Group not exceeding $250,000 (or its equivalent at the Agent's Spot Rate of Exchange); and

(i) any Security Interest now or hereafter created in favour of the Security Trustee under or subject to the Security Trust Deed;

(j) any Security Interest granted for the benefit of Amni International Petroleum Development Company Limited in the interest acquired pursuant to a Joint Venture Agreement with Liberty dated June 30, 1998 with the written consent of the Agent securing the reimbursement obligations of Liberty to Amni International Petroleum Development Company Limited in respect of amount paid by Amni International Petroleum Development Company Limited to the Security Trustee under the Amni Guarantee;

(k) any Security Interest in respect of taxes payable by any Obligor in respect of its interest in OPL 237 and OML 112 (other than in respect of the Deep Rights as defined in the Joint Venture Agreement referred to in paragraph
     (j) above); and

(l) any Security Interest in favour of the Security Trustee created under any Financing Document.

POTENTIAL EVENT OF DEFAULT means any event which with the giving of notice, lapse of time or making of any determination specified in clause 13.1 may constitute (after the expiration of any applicable grace or cure period set forth therein) an Event of Default;

REFERENCE BANKS means, subject to clause 6.6, the principal London office of each of The Chase Manhattan Bank, ABN Amro Bank N.V., and Credit Suisse First Boston, and any replacement Lender nominated under that clause;

SECURITY INTEREST means any mortgage, charge, pledge, lien, right of set-off, assignment by way of security, retention of title or any security interest whatsoever or any other agreement or arrangement having the effect of conferring security, howsoever created or arising;

SECURITY TRUST DEED means the security trust deed dated of even date herewith between the Borrowers, the Guarantors, Credit Suisse First Boston as Agent, Credit Suisse First Boston as Security Trustee and others as the same may be amended from time to time;

SHARE PLEDGES means the pledges executed or to be executed by the Borrowers and Guarantors pursuant to clause 4.1(f) in favour of the Security Trustee creating a first ranking Security Interest over the common stock of each of the Borrowers (other than ARC) and each Guarantor;

SUBSTANCE means (i) any radioactive emissions, (ii) electricity and any electrical or electromagnetic emissions and (iii) any substance whatsoever, (including but not limited to any "hazardous substances" under the Comprehensive Environmental Response, Compensation and Liability Act of 1990 of the United States of America, sections 964 - 965 and whether in solid or liquid form or in the form of a gas or vapour, and whether alone or in combination with any other substance) which is generally considered or known to be harmful to man or any other living organism supported by the Environment or damaging to the Environment or public health or welfare;

TAX means any present or future tax, impost, duty, levy or charge of a similar nature payable to or imposed by any supra-national, governmental, federal, state, provincial, local governmental or municipal taxing authority, body or official (together with any related penalties, fines, surcharges and interest);

TIL  means  Total  International  Limited,  a  Bermuda  limited  company;

TOTAL COMMITMENTS means at any time the aggregate amount of all the Commitments in respect of all the Lenders;

TOTAL OUTSTANDINGS means at any time the aggregate amount of all Outstandings in respect of all the Lenders;

TRANSFER CERTIFICATE means a certificate in the form of Schedule 4 delivered pursuant to clause 19.1;

TRANSFEREE has the meaning ascribed thereto in clause 19.1; and WARRANT means an agreement in the form of Schedule 8 entered into or to be entered into in accordance with clause 4.1(l).

1.2 FINANCIAL DEFINITIONS: In this Agreement except where the context otherwise requires:

ACCOUNTS means the Reference Accounts and any other audited or unaudited accounts of the Borrowers whether or not consolidated, delivered or required to be delivered by the Borrowers to the Agent in accordance with this Agreement; but so that if the Reference Accounts and other Accounts prepared in respect of the same period are in conflict in any way, the Reference Accounts shall prevail;

ACCOUNTING PRINCIPLES means the accounting principles, standards, conventions and practices complying with generally accepted accounting principles in the United States of America which are generally adopted and practised by companies in the United States of America or otherwise with the prior written consent of the Agent;

BORROWINGS  means  and  includes  as  at  any  date:

(a) all moneys borrowed (with or without security) or raised by way of debt finance by the Borrowers or any other member of the Consolidated Group;

(b) receivables sold, assigned or discounted (save to the extent that the same are sold, assigned or discounted without recourse);

(c) the acquisition cost of any asset to the extent payable before or after the time of acquisition and possession by the party liable therefor where the advance or deferred payment is arranged primarily as a method of raising finance or financing the acquisition of that asset;

(d) any obligation under any lease which is required to be capitalised under Accounting Principles;

(e) the net exposure (meaning the amount payable by the party liable thereunder on termination or closing out determined on a marked to market basis) of any derivative transactions entered into which have the commercial or financial effect of any Borrowing set out within this definition;

(f) the principal amount raised by the Borrowers or any other member of the Consolidated Group by acceptances (not being acceptances in relation to the purchase of goods or services in the ordinary course of trading which have been outstanding for 180 days or less) or under any acceptance credit opened on its behalf by a bank or accepting house;

(g) the principal amount (including any fixed or minimum premium payable on final redemption or repayment) of any notes, bonds, debentures, loan stock or other securities of the Borrowers or any other member of the Consolidated Group; and

(h) any guarantee, indemnity or similar assurance against the Borrowings of any person;

but  excluding:

(i) any Borrowings by the Borrowers or any other member of the Consolidated Group which would otherwise be taken into account and are intended to be applied in the repayment of the whole or part of any other moneys taken into account as Borrowings pending such application provided that they are so applied within three months of their being so borrowed; or

(k) amounts which would otherwise be taken into account which are for the time being owing by any member of the Consolidated Group to any other member of the Consolidated Group;

and  so  that:

(l) no amount shall be taken into account more than once in the same calculation; and

(m) when the aggregate amount of Borrowings required to be taken into account for the purpose of this paragraph on any particular day is being ascertained, any such Borrowings denominated or repayable in a currency other than dollars shall be converted for the purpose of calculating the dollar equivalent at the Agent's Spot Rate of Exchange on that day for the purchase of that currency with dollars;

CURRENT ASSETS means, as at the date on which it falls to be determined, the aggregate consolidated amount of all assets of the Consolidated Group realisable in the ordinary course of business within 12 months of such date as shown in the Accounts for the Calculation Period during which such date falls and determined in accordance with the Accounting Principles (for the avoidance of doubt, all intercompany receivables having been eliminated in determining the consolidated amount of all such assets);

CURRENT LIABILITIES means, as at the date on which it falls to be determined, the aggregate consolidated amount of all liabilities of the Consolidated Group payable within 12 months of such date as shown in the Accounts for the Calculation Period during which such date falls and determined in accordance with the Accounting Principles;

INTEREST CHARGES means the aggregate interest paid or payable by the Consolidated Group (including guarantee commission and any other commitment, arrangement and similar fee in respect thereof, amounts in the nature of interest, discount charges, the interest element of rental under finance leases) on Borrowings less interest received during the relevant period (excluding in either case amounts paid or received intra Consolidated Group) and determined in accordance with the Accounting Principles;

OIL AND GAS DEVELOPMENT EXPENSES means the aggregate of all expenses (including capital expenditures) incurred in respect of any Joint Venture Document, Oil and Gas Development Agreement or Oil and Gas Property (without duplication) as stated in the Accounts for the relevant period and determined in accordance with the Accounting Principles; and

REFERENCE ACCOUNTS means, at any time, the audited combined consolidated profit and loss account and balance sheet of the Consolidated Group most recently delivered by the Borrowers to the Agent in accordance with clause 12.1 (b).
1.3 CONSTRUCTION: Except where the context otherwise requires, any reference in this Agreement to:

the AGENT, and the SECURITY TRUSTEE include its successors and permitted transferees and assigns;

an AGREEMENT also includes a concession, contract, deed, franchise, licence, treaty or undertaking (in each case, whether oral or written);
the ASSETS of any person shall be construed as a reference to the whole or any part of its business, undertaking, property, assets and revenues (including any right to receive revenues);

CONTROL means the ability, directly or indirectly, to appoint and/or remove all or the majority of the board of directors or management committee of the person or otherwise to direct its affairs in any material respect;

DERIVATIVE TRANSACTION includes any rate swap transaction, basis swap, forward rate transaction, commodity swap, commodity option, equity linked swap, equity or equity index option, bond option, interest rate option, foreign exchange transaction, cap transaction, floor transaction, collar transaction, currency swap transaction, currency option, spot or spot deferred oil or gas transaction, forward oil or gas transaction, oil or gas option, oil or gas lease, loan or consignment, EFP (exchange for physical), oil or gas swap, oil or gas forward rate transaction or any other similar transaction (including any option with respect to any of these transactions) or any combination of any of the foregoing transactions;

a FINANCING DOCUMENT or other agreement includes any amendments, novations or supplements thereto;

a GUARANTEE also includes any other obligation (whatever called) of any person to pay, purchase, provide funds (whether by way of the advance of money, the purchase of or subscription for shares or other securities, the purchase of assets or services, or otherwise) for the payment of, indemnify against the consequences of default in the payment of, or otherwise be responsible for, any indebtedness of any other person;

INDEBTEDNESS means any obligation (whether present or future, actual or -contingent, secured or unsecured, as principal or surety or otherwise) for the payment or repayment of money;

a LAW includes common or customary law and any constitution, decree, judgment, legislation, order, ordinance, regulation, statute, treaty or other legislative measure in any jurisdiction or any present or future directive, regulation, request or requirement (in each case, whether or not having the force of law but, if not having the force of law, the compliance with which is in accordance with the general practice of persons to whom the directive, regulation, request or requirement is addressed);

a PERSON includes any corporation, association, partnership or other entity and includes its successors and permitted transferees and assigns;

a provision of law is a reference to that provision as amended or re-enacted; SUBSIDIARY in relation to any person means (i) any corporate entity of which more than 50 per cent of the issued share capital or voting rights in relation thereto is -owned directly or indirectly by such person and/or one or more subsidiaries of such person or (ii) any corporate entity which is controlled by such person;

references to a TIME OF DAY are to London time; headings and the table of contents are for ease of reference only.

AMOUNT  AND  PURPOSE

2.1 AMOUNT: In accordance with the provisions of this Agreement, the Lenders shall make an Advance to the Borrowers. The maximum aggregate principal amount of the Facility is $30,702,500 (thirty million seven hundred two thousand five hundred dollars).

2.2 PURPOSE: The Facility shall be used only for the purpose of refinancing certain obligations of the Borrowers to Total pursuant to the Prepayment Agreement between Liberty and TIL dated July 29, 1997, as amended April 6, 1998, and to secure the release of the guarantees made by ARC and Dahomey to TIL dated July 20, 1997 in respect of the obligations of Liberty under the aforesaid Prepayment Agreement.

SYNDICATE  AND  BORROWERS

3.1 PARTICIPATION: Subject to the provisions of this Agreement, each of the Lenders shall participate in the Advance under the Facility in the proportion which its Commitment bears to the Total Commitments up to an aggregate principal amount not exceeding its Commitment.

3.2 OBLIGATIONS  SEVERAL:  In  participating  in  the  Facility:

(a) the rights and obligations of each of the Lenders under the Financing Documents are several. Failure of a Lender to perform its obligations under the Financing Documents shall neither:

     (i) result in the Agent, the Security Trustee or any Lender incurring any liability whatsoever; nor

     (ii) relieve the Agent, the Security Trustee, any Obligor or any Lender from their respective obligations under the Financing Documents; and

(b) the aggregate of the amounts due to each Lender under the Financing Documents at any time is a separate and independent debt and subject to clause 13.2 each Lender shall have the right to protect and enforce its rights under the Financing Documents and it shall not be necessary (except as otherwise provided in the Financing Documents) for any other Lender or the Agent to be joined as an additional party in any proceedings to this end.

3.3 LIABILITY OF BORROWERS: The obligations of each Borrower hereunder are joint and several.

3.4 BORROWERS' AGENT: Each Obligor irrevocably authorises and instructs the Borrowers' Agent to give and receive as agent on its behalf all notices and take such other action (including, without limitation, the giving of consents, the signing of certificates or the acceptance of any proposal) as may be necessary or desirable under or in connection with the Financing Documents and confirms that it will be bound by any action taken by the Borrowers' Agent under or in connection with the Financing Documents.

3.5 Actions of Borrowers' Agent: The respective liabilities of each of the Obligors hereunder shall not be in any way affected by:

(a) any irregularity in any act done by or any failure to act by the Borrowers' Agent;

(b) the Borrowers' Agent acting in any respect outside any authority conferred upon it by any Obligor; and

(c) the failure by or inability of the Borrowers' Agent to inform any Obligor of receipt by it of any notification hereunder. CONDITIONS PRECEDENT

4.1 CONDITIONS TO THE FACILITY: The Facility shall become available on the date upon which the Agent has notified the Borrowers' Agent that it received the following documents dated not more than two days before the Drawing Date or such earlier date as the Agent may in its discretion accept and in each case in form and content satisfactory to the Agent:

(a) a certificate signed by 2 directors of each of the Borrowers substantially in the form set out in Part I of Schedule 3 and the documents therein referred to;

(b) a certificate in respect of each of the Original Guarantors signed by 2 directors of each of the Original Guarantors substantially in the form set out in Part II of Schedule 3 and the documents therein referred to;

(c) opinions of the Obligors' independent legal counsel in each jurisdiction in which an Obligor is incorporated opining as to the due execution of each of the Financing Documents;

(d) a letter from Ogilvie and Company describing and listing each of the Oil and Gas Development Agreements and each of the Oil and Gas Properties of which such firm has any knowledge or information in form and substance satisfactory to the Agent;

(e) a certified copy of the Joint Venture Documents and Oil and Gas Development Agreements now in effect (including without limitation any agreements referred to in the letter described in paragraph (d) above), and in each case any agreements ancillary thereto in each case duly executed by all the parties thereto, and up to date copies as at the date not more than 10 days before the Drawing Date together with all consents, resolutions, documents and other matters necessary for the effectiveness of the same and appropriate evidence that each has become wholly unconditional and effective and none of the conditions precedent thereto has been waived without the consent of the Lenders;

(f) an executed copy of each of the Share Pledges, together with the share certificates representing 100 per cent of the common stock of each of Liberty, Dahomey and each Guarantor in the name of the respective Guarantor or Borrower which is the pledgor under the respective Share Pledge and any other documents required to be delivered pursuant thereto;

(g) an executed copy of two Debentures issued by West African Resource Corporation (each in respect of Concession 309), an executed copy of a Debenture issued by Agbara Resources Limited in respect of Concession 310), and an executed copy of a Debenture issued by Liberty in respect of OPL 237 and OML 112 (Deep Rights) in form and content satisfactory to the Agent;

(h)  an executed copy of the Security Trust Deed;

(i)  an executed copy of the MOPU Agreement and the Amni Guarantee;

(j) an executed copy of a Certificate issued by Yinka Folawiyo Petroleum Company Limited in form and content satisfactory to the Agent;

(k) an executed copy of a Certificate signed by each ARC Director in the form of Part III of Schedule 3; and

(l)  an executed copy of the Warrant.

4.2 NOTICE: The Agent shall promptly notify each of the Lenders and the Borrowers' Agent after it has received all documents and confirmations required pursuant to clause 4.1.

4.3 CONDITIONS TO THE ADVANCE: The Advance is subject to the further conditions precedent that both on the date of the Drawing Notice and on the Drawing Date no Event of Default or Potential Event of Default has occurred or would occur as a result of making the Advance.

DRAWDOWN  OF  THE  ADVANCE

5.1 DRAWDOWN: Subject to the provisions of this Agreement, the Borrowers' Agent may on Business Days during the Availability Period draw the Advance by delivering to the Agent no later than 10.00 am (London time) a duly completed Drawing Notice in the form set out in Schedule 2, specifying in respect of the proposed Advance:

(a)  the proposed Drawing Date, which shall be a Business Day;

(b)  the amount of the Advance, which shall not exceed $30,702,500; and

(c) the Interest Period which shall be for successive periods of three months provided that the final Interest Period shall coincide with the Final Maturity Date.

5.2 IRREVOCABILITY: A Drawing Notice shall be irrevocable and, subject to the provisions of this Agreement, the Borrower named therein shall draw the Advance on the Drawing Date specified in the Drawing Notice.

5.3 NOTICE TO LENDERS: Subject to clause 4.3, when the Agent actually receives a Drawing Notice pursuant to clause 5.1, it shall notify each of the Lenders of the amount of the proposed Advance and the proposed Drawing Date and each Lender shall, subject to the provisions of this Agreement, make available to the Agent on the Drawing Date its participation in that Advance. INTEREST

6.1 DURATION OF PERIODS: The following provisions shall apply to the duration of Interest Periods:

(a) the Interest Period for each Advance shall commence on the date of that Advance and end on the date determined in accordance with and subject to clause 5.1(c); and

(b) an Interest Period which would otherwise end on a day which is not a Business Day shall end on the next succeeding Business Day unless the result of such extension would be that such Interest Period would end on a day in the next following calendar month, in which event such Interest Period shall end on the last preceding Business Day.

6.2     RATE:  The  rate  of  interest  payable  on an Advance for each Interest
Period  shall  be the rate per annum determined by the Agent to be the aggregate
Of

(a)  the applicable Facility Margin; and

(b) (i) the rate which appears on the display designated as the British Bankers Association's Interest Settlement Rate as quoted on page 3750 of the Dow Jones/Telerate Monitor for dollars (or such other page or service as may replace page 3750 on such system for the purpose of displaying London Inter-bank offered rates for dollars of leading banks, from time to time) as at 11.00 a.m. (London time) on the second Business Day before the commencement of that Interest Period; or

     (ii) if no such display rate is then available for dollars, the arithmetic mean (rounded to four decimal places with the mid-point rounded up) of the rates notified to the Agent at its request by each of the Reference Banks as the rate at which deposits in dollars are offered for the same period as that Interest Period by that Reference Lender to leading banks in the London Inter-bank market at or about 11.00 a.m. (London time) on the second Business Day before the commencement of that Interest Period; less

(c)  the Interest Adjustment.

6.3 PAYMENT: Interest under this Agreement shall accrue from the date the Advance is made and shall be calculated on the basis of actual days elapsed (not counting within an Interest Period the last day of that Interest Period) and a year of 360 days and shall be paid on the Advance by the Borrower to the Agent for the account of the Lenders in arrears on each Interest Payment Date in dollars.

6.4 AGENT'S CERTIFICATE: The Agent shall notify the Borrowers' Agent and each of the Lenders of the rate of interest as soon as it is determined under this Agreement. The certificate of the Agent as to a rate of interest shall, in the absence of manifest error, be conclusive.

6.5 FAILURE OF REFERENCE BANK: If any Reference Bank for any reason fails to notify to the Agent the rate referred to in clause 6.2(b)(ii), subject to clause 10.3(d), the rate of interest shall be determined on the basis of the rates notified to the Agent by the remaining Reference Lenders.

6.6 NEW REFERENCE BANK: If any Reference Bank ceases to provide rates at which deposits in dollars are offered to leading banks in the London interbank market:

(a)  it shall cease to be a Reference Bank; and

(b) the Agent shall, with the approval (which shall not be unreasonably withheld or delayed) of the Borrowers' Agent, nominate as soon as reasonably practicable another Bank to be a Reference Bank in place of such Reference Bank. REPAYMENT

7.1 REPAYMENT OF ADVANCES: The Borrowers shall on the Final Maturity Date repay the Advance to the Agent for the account of the Lenders in accordance with clause 9.1.

7.2     NETTING  OFF:  If  on  the  Drawing  Date:

(a)  a Lender is required to participate in an Advance; and

(b) a payment is due to that Lender pursuant to this clause 7, then the Agent shall (without prejudice to the Borrowers' obligation to make the payment in question pursuant to this clause 7 prior to any application pursuant to this clause and without prejudice to the Borrowers' remaining obligation in relation to such payment after any such application) apply any amount payable by such Lender to that Borrower on the Drawing Date in or towards satisfaction of the amount payable by that Borrower to such Lender on such Drawing Date pursuant to this clause 7.

7.3 Fees: In order to induce the Lenders to make the Advance hereunder the Borrowers will pay to the Agent for the account of the Lenders a Facility Fee in the amount of $500,000 on June 29, 1999 or such earlier date upon which the Total Outstandings are repaid in full.
PREPAYMENT

8.1 PREPAYMENT: The Borrowers' Agent may at any time and from time to time, serve a notice of prepayment through the Agent in respect of all or any portion of the Advance provided that the minimum principal amount of the Advance prepaid shall be $1,000,000 and the principal amount of any prepayment shall be in an integral multiple of $500,000. On the date falling 5 Business Days after the date of service of the notice, the Borrowers shall prepay the principal amount designated in such notice. On prepaying the Advance under this clause, the Borrowers shall pay to the Agent for the account of the Lenders accrued interest together with all other amounts due to the Lenders in respect of such Advance (including, without limitation, any sum payable under the indemnity contained in clause 14.1 (a)).

PAYMENTS

9.1 MECHANICS: The following provisions shall apply to the making of payments:

(a) all payments by an Obligor or a Lender under this Agreement shall be made to the Agent to its account at such office or Lender as it may notify in writing to the Borrowers' Agent or the Lenders;

(b) payments under this Agreement to the Agent shall be made in dollars for value on or before 10.00 a.m. (London time) on the due date;

(c) each payment received by the Agent under this Agreement for another person shall, subject to paragraph (d) below, be made available by the Agent to that person by payment (on the date and in the currency and funds of receipt) to that person's account with such office or Lender in the principal center of the country of the relevant currency as it may notify to the Agent for this purpose by no less than 5 Business Days' prior notice; and

(d) the Agent is not obliged to make payment under paragraph (c) above until it has actually received the corresponding sum. If the Agent makes available to a person any amount which has not been made unconditionally available to the Agent and that amount is not actually and unconditionally made available, the person concerned shall forthwith on notice from the Agent repay that amount to the Agent together with interest on the amount until its repayment at a rate determined by the Agent to reflect its cost of funds.

9.2 NO SET-OFF OR COUNTERCLAIM: All payments made by an Obligor under this Agreement shall be made without set-off or counterclaim.

9.3 WITHHOLDINGS: All payments by an Obligor under this Agreement, whether in respect of principal, interest, fees or any other item, shall be made in full without any deduction or withholding in respect of Tax or otherwise (other than a Tax imposed on the overall net income of a Lender's Facility Office by the jurisdiction in which such Lender is incorporated or in which the Facility Office is located (an EXCLUDED TAX)) unless the deduction or withholding is required by law, in which event the Obligor shall:

(a) ensure that the deduction or withholding does not exceed the minimum amount legally required;

(b) forthwith pay to the Agent for the account of each Lender such additional amount so that the net amount received by that Lender will equal the full amount which would have been received by it had no such deduction or withholding in respect of Tax (other than an Excluded Tax) been made;

(c) pay to the relevant taxation or other authorities within the period for payment permitted by applicable law the full amount of the deduction or withholding (including, but without prejudice to the generality of the foregoing, the full amount of any deduction or withholding from any additional amount paid pursuant to this sub-clause); and

(d) furnish to the Agent on behalf of the Lender concerned, within the period for payment permitted by the relevant law, either:

(i) an official receipt of the relevant taxation or other authorities involved in respect of all amounts so deducted or withheld; or

(ii) if such receipts are not issued by the taxation or other authorities concerned on payment to them of amounts so deducted or withheld, a certificate of deduction or equivalent evidence of the relevant deduction or withholding.

If any deduction or withholding in respect of Tax or otherwise is required to be made by the Agent in respect of any payment under this Agreement, the Obligor concerned shall take the action referred to in paragraph (b), the certificate of the Agent as to the amount required to be paid being conclusive, and the Agent shall take the action referred to in paragraphs (a) and (c) and itself furnish the documents referred to in paragraph (d).

9.4 TAX FORMS: Each Lender agrees, with respect to each Borrower and in respect of its Facility Office for lending to such Borrower, in order to assist such Borrower to secure the benefit of any available exemption for (or reduced rate in respect of) any deduction or withholding for or on account of Taxes, it shall, if requested in writing to do so by the Borrowers' Agent through the Agent, as soon as practicable after receipt of such request, from time to time, furnish such Borrower (at the expense of such Borrower) through the Borrowers' Agent or the appropriate governmental or other authority, duly completed copies of such certificates and documents as are necessary for such purpose.

9.5 TAX CREDITS: If and to the extent that any Obligor pays any additional amount under clause 9.3(b) and any Lender receives and retains the benefit of a refund of Tax or credit against Tax on its overall net income which is identified by the Lender in its sole opinion as attributable to the tax that was withheld or deducted (a TAX CREDIT), then that Lender shall reimburse to the Obligor such amount as it shall determine in its absolute discretion so as to leave that Lender, after that reimbursement, in no better or worse position than it would have been in if payment of the relevant additional amount had not been required. Each Lender shall have absolute discretion as to whether to claim any Tax Credit and, if it does so claim, the extent, order and manner in which it does so and in which reliefs and credits are to be regarded as used for these purposes. No Lender shall be obliged to disclose any information regarding its tax affairs or computations to any Obligor and its certificate as to the amount to be reimbursed shall, in the absence of manifest error, be conclusive and shall not be questioned by the Obligor.

9.6 DATE: If any payment would otherwise be due on a day which is not a Business Day, it shall be due on the next succeeding Business Day unless the result of such an extension would be that such payment would be due on a day in the following calendar month, in which event such payment shall be due on the last preceding Business Day.

9.7 DEFAULT INTEREST: If a Borrower fails to pay any amount in accordance with this Agreement:

(a) the Borrower shall pay interest on that amount from the time of default up to the time of actual payment (as well after as before judgment) at the rate per annum which is the sum of

     (i)  the Facility Margin plus two per cent; and

     (ii) the rate (as determined by the Agent) for a deposit in dollars of an amount comparable to the defaulted amount, offered to the Agent in the London Inter-bank market, for such period as the Agent may from time to time select, at or about 10.00 a.m. (London time) on the Business Day succeeding that on which the Agent becomes aware of the default for value two Business Days later;

(b) if an amount unpaid in accordance with this Agreement is of principal due on a day during, but not the last day of, an Interest Period relating thereto, the period selected by the Agent under clause 9.7(a) shall equal the unexpired portion of the Interest Period and there shall be substituted for the rate specified in clause 9.7(a) the rate of one per cent. above the rate calculated in accordance with clause 6.2 and applicable to the unpaid amount immediately before it fell due;

(c) interest under this clause shall accrue daily on the basis of a year of 360 days from and including the first day to the last day of each period for which a rate of interest is determined under this clause and shall be due and payable by the Borrower at the end of each such period. So long as the default continues, the rate referred to in clause 9.7(a) shall be calculated on a similar basis at the end of each period selected by the Agent and notified to the Lenders and interest payable under this sub-clause which is unpaid at the end of each such period shall thereafter itself bear interest at the rates provided in this sub-clause.

9.8 JUDGMENT CURRENCY: If, under any applicable law, whether as a result of a judgment against an Obligor or the liquidation of an Obligor or for any other reason, any payment under or in connection with this Agreement is made or is recovered in a currency (the other currency) other than that in which it is required to be paid hereunder (the original currency), then, to the extent that the payment to any Lender (when converted at the rate of exchange on the date of payment or, in the case of a liquidation, the latest date for the determination of liabilities permitted by the applicable law) falls short of the amount unpaid under this Agreement, the Obligor shall as a separate and independent obligation, fully indemnify that Lender against the amount of the shortfall; and for the purposes of this sub-clause rate of exchange means the rate at which the Lender concerned is able on the relevant date to purchase the original currency in London with the other currency.

9.9 CERTIFICATES: Any determination or notification by the Agent or any Lender concerning any rate or amount under this Agreement shall, in the absence of manifest error, be conclusive evidence as to that matter.
CHANGES  IN  CIRCUMSTANCES

10.1 ILLEGALITY: Where the introduction, imposition or variation of any law or any change in the interpretation or application of any law makes it unlawful or impractical without breaching such law for any Lender to allow all or part of its participation in this Facility to remain outstanding or to fund all or part of its participation in an Advance or to carry out all or any of its other obligations under this Agreement or to charge or receive interest at the rate applicable under this Agreement, upon that Lender notifying the Agent:

(a) the Agent shall notify the Borrowers' Agent and that Lender's Commitment shall forthwith be reduced to the extent necessary to cure such illegality;

(b) the Borrower shall, within 5 Business Days of being so notified (and only to the extent necessary to cure such illegality), prepay to the Agent for the account of that Lender that Lender's participation in the Advance and any accrued interest thereon in accordance with the provisions of clause 8.1.

10.2 INCREASED COSTS: Where any Lender determines that the introduction or variation of any law or any change in the interpretation or application of any law or compliance with any request (whether or not having the force of law) from any central bank or other fiscal, monetary or other authority or agency would increase the cost, whether by loss of reliefs or other benefits that would otherwise have been available or otherwise, to that Lender (or the holding company of that Lender) of making or maintaining or funding that Lender's Commitment or reduce the amount of any sum received or receivable by that Lender in respect of its Commitment or oblige it (or its holding company) to make any payment or suffer any cost or loss of relief or other benefits (except in respect of tax on overall net income) or forego any interest or other return on, or calculated by reference to, the amount of any sum received or receivable by that Lender from an Obligor under this Agreement or reduce the effective return to it (or its holding company) under this Agreement or on its (or its holding company's) overall capital as a result of its entry into and/or compliance with this Agreement, then:

(a) that Lender shall notify the Borrowers' Agent through the Agent of such event promptly upon its becoming aware of such event; and

(b) such Obligor shall on demand pay, against evidence of the amount claimed, to the Agent for the account of that Lender or its holding company such amounts as that Lender from time to time and at any time notifies the Agent to be necessary to compensate it, or its holding company, for such increased cost, reduction, payment or foregone interest or return.

10.3     MARKET  DISRUPTION:  If,  in  relation  to  any  Advance:

(a) the Agent (after consultation with the Reference Banks) determines that, by reason of circumstances affecting the London Inter-bank market generally, reasonable and adequate means do not or will not exist for ascertaining under clause 6.2 a rate of interest applicable to an Advance; or

(b) the Agent is notified by the Majority Lenders that deposits in dollars are not in the ordinary course of business available in the London Inter-bank market for a period equal to the forthcoming Interest Period in amounts sufficient to fund their participations in an Advance; or

(c) the Agent is notified by Lenders which are banks (the AFFECTED LENDERS) whose Commitments aggregate more than 30 per cent. of the Total Commitments that the arithmetic mean of the offered quotations or rates referred to in clause 6.2(b) does not represent their effective cost of funding their participations in such Advances during the forthcoming Interest Period; or

(d) only one Reference Lender notifies a rate to the Agent in accordance with clause 6.2(b)(ii), the Agent shall forthwith notify the Borrowers' Agent and each Lender, and:

(e) no further Advances shall be made while such circumstances continue to exist;

(f) unless within thirty days of the giving of the notice, the Borrowers' Agent and the Agent (in consultation with the Lenders or, in the case of (c), the Affected Lenders) arrive, by negotiation in good faith, at an alternative basis acceptable to the Borrowers' Agent and the Lenders for continuing the Facility or the participations of the Affected Lenders (and any alternative basis agreed in writing shall be retroactive to and effective from the commencement of the relevant Interest Period) the Commitments of the Lenders or, in the case of (c), the Affected Lenders, shall be canceled and the Borrowers shall prepay to the Agent for the account of the Lenders the Total Outstandings or, in the case of (c), the participations of the Affected Lenders, within 10 Business Days after the end of the 30 day period with accrued interest payable to each Lender or Affected Lender, as applicable, at a rate equal to the Facility Margin plus the aggregate of the amounts certified by such Lender, and notified through the Agent to the Borrowers' Agent, as being the cost to that Lender of continuing to fund its Outstandings during the two periods referred to in this paragraph; and

(g) while any agreed alternative basis is in force, the Agent in consultation with the Lenders or, in the case of (c), the Affected Lenders, shall periodically (but at least monthly) determine whether circumstances are such that the basis is no longer necessary; and if the Agent so determines, it shall forthwith notify the Borrowers' Agent and each Lender and that basis shall cease to be effective on a date specified by the Agent after consultation with the Lenders.

10.4     TAX:  If  and  to  the  extent  either:

(a) an amount deducted or withheld from any payment, or an additional amount payable for the account of any Lender by reason of a deduction or withholding, pursuant to clause 9.3; or

(b) an amount in respect of increased costs payable pursuant to clause 10.2, is brought into account by a Lender as a receipt for the purposes of taxation and proves inadequate, by reason of the absence of a credit, deduction or other relief which is (in any case) immediately and effectively received, fully and immediately to indemnify the relevant Lender on an after-tax basis against the cost, payment, deduction or withholding in question; then in either case the Obligor will on demand pay such further sum to the Agent for the account of the Lender as is necessary to remedy the inadequacy.

10.5 MITIGATION: If a Lender becomes aware of circumstances that will or are likely to lead to that Lender serving a notice under clause 10.1 or additional amounts becoming payable under clause 10.2 or clause 9.3, that Lender shall promptly notify the Agent accordingly, whereupon the Agent shall notify the Borrowers' Agent and such Lender shall, without prejudice to the obligations of any of the Borrowers, take such steps as are reasonably open to it to mitigate the effects of those circumstances (including, without limitation, the transfer of its rights and obligations hereunder to another Facility Office or to any other bank or financial institution willing to assume its participation in the Facility). Nothing in this clause imposes a legal obligation on any Lender to take any steps that might be prejudicial to it or which might conflict with its general banking policies.

10.6 CERTIFICATES AND INFORMATION: The certificate of the Agent or the relevant Lender as to the amount that is payable under clause 10.2, 10.3 or 10.4 shall, in the absence of manifest error, be conclusive and nothing in this clause 10 shall oblige any Lender to disclose any information regarding its affairs or business to any Obligor.

REPRESENTATIONS  AND  WARRANTIES

11.1 ON SIGNING: Each Obligor acknowledges that each of the Lenders, the Agent and the Security Trustee has entered into the Financing Documents, and that the Security Trustee has consented to be Security Trustee in relation thereto in each case in full reliance on representations by each Obligor in the following terms, and each Obligor now represents and warrants to each of them in respect of itself (and each of the Borrowers warrants and represents in relation to the Consolidated Group in clauses 11.1 (g), (h), (i), (j) and (k)) that:

(a) Status: it is duly incorporated with limited liability, validly existing and in good standing, under the laws of its place of incorporation (except where failure to be so qualified would not reasonably be expected to have a Material Adverse Effect) and is duly qualified and authorised to do business and is in good standing in each other jurisdiction in which the conduct of its business requires it to be so qualified or authorised (except where failure to be so qualified would not reasonably be expected to have a Material Adverse Effect);

(b) POWERS AND AUTHORISATIONS: the documents which contain or establish its constitution include provisions which give power, and all necessary corporate authority has been obtained and action taken, for it to own its assets, carry on its business and operations as they are now being conducted, to sign and deliver, and perform the transactions contemplated in, the Financing Documents to which it is a party and the Financing Documents to which it is a party constitute valid and binding obligations on it enforceable in accordance with their terms;

(c) NON-VIOLATION: neither the signing and delivery of the Financing Documents to which it is a party nor the performance of any of the transactions contemplated in any of them does or will contravene or constitute a default under, or cause to be exceeded, any limitation on it or the powers of its directors imposed by or contained in:

     (i) any law, rule, regulation, writ, order, determination or award by which it or any of its assets is bound or affected;

     (ii) any document which contains or establishes its constitution; or

     (iii)any agreement to which it or any of its subsidiaries is a party or by which any of its or their assets is bound, which default could be reasonably expected to have a material adverse effect on the business, properties, results of operations or financial condition of the Consolidated Group (a MATERIAL ADVERSE EFFECT);

(d) Consents: no authorisation, approval, consent, licence, exemption, registration, recording, filing or notarisation and no payment of any duty, charge or tax and no other action whatsoever is necessary or desirable to ensure the validity, legality, enforceability or priority of the liabilities and obligations of it or the rights of the Lenders, the Agent or the Security Trustee (or any of them) under the Financing Documents except such authorizations, etc. as have been obtained or will be obtained within 30 days following the Drawing Date;

(e) NO DEFAULT: no event has occurred which constitutes, or which with the giving of notice and/or the lapse of time and/or a relevant determination would constitute, a contravention of, or default under, any Joint Venture Document or Oil and Gas Development Agreement or any other agreement or instrument by which it or any of its assets is bound or affected, being a contravention or default which could reasonably be expected to have a Material Adverse Effect or materially and adversely affect its ability to observe or perform its obligations under the Financing Documents to which it is a party except as disclosed in a certificate executed in accordance with Clause 4.1(a) or (b);

(f) LITIGATION: no litigation, arbitration or administrative proceeding or claim which by itself or together with any other such proceedings or claims could reasonably be expected to have a Material Adverse Effect or materially and adversely affect its ability to observe or perform its obligations under the Financing Documents to which it is a party, is presently in progress or pending or, to the knowledge of any Obligor, threatened against it or any of its assets except as disclosed in a certificate executed in accordance with Clause 4.1(a) or (b);

(g) Tax: no member of the Consolidated Group is in default in the payment of any taxes which could reasonably be expected to have a Material Adverse Effect, and no material claim is being asserted with respect to taxes which is not disclosed in the most recent Accounts except as disclosed in a certificate executed in accordance with Clause 4.1(a) or (b);

(h)  ACCOUNTS:

     (i) the statement of the Consolidated Group as at December 31, 1997 prepared by Deloitte & Touche has been prepared on a basis consistently applied in accordance with the Accounting Principles and gives a true and fair view of the Consolidated Group for that year and the state of the affairs of the Consolidated Group at that date, and in particular accurately disclose or reserve against all the liabilities (actual or contingent) of the Consolidated Group as a whole that are required to be disclosed or reserved against in accordance with the Accounting Principles; and

     (ii) the most recent financial statements of the Consolidated Group delivered to the Agent pursuant to clause 12.1(b) below have been prepared on a basis consistently applied in accordance with the Accounting Principles and give a true and fair view of the results of its operations for that year and the state of its affairs at that date and in particular accurately disclose or reserve against all the liabilities (actual or contingent) that are required to be disclosed or reserved against in accordance with the Accounting Principles;

(i)  ENVIRONMENT:

     (i) so far as any officer or director is aware, it has at all times complied with all Environmental Laws and Environmental Licences in all material respects and obtained and maintained in full force and effect in all material respects all Environment Licences and there are no facts or circumstances entitling any such Environmental Licences to be revoked, suspended, amended, varied, withdrawn or not renewed; and

     (ii) so far as any officer or director is aware, no Material Environmental Claim is pending or has been made or threatened against any member of the Consolidated Group, save to the extent that the same is a notification or order requiring compliance with the terms of any Environmental Licence or Environmental Law which is in the process of being complied with in the time specified therein for compliance;

(j) MATERIAL ADVERSE CHANGE: there has been no material adverse change in the consolidated financial condition of the Consolidated Group since the date referred to in paragraph (h)(i);

(k) NO SECURITY: none of the assets of any member of the Consolidated Group is affected by any Security Interest, and no member of the Consolidated Group is a party to, nor is it or any of its assets bound by, any order, agreement or instrument under which any member of the Consolidated Group is, or in certain events may be, required to create, assume or permit to arise any Security Interest, other than any Permitted Security Interest;

(l) CERTIFICATES: the information provided in the Certificates executed in accordance with clause 4.1, when prepared and as of the date of this
     Agreement:

     (i) is true and accurate in all material respects and is not misleading in any material respect; and

     (ii) does not omit to state any fact necessary to make such information not misleading in any material respect;

(m) INFORMATION: the information furnished from time to time by the Borrowers in connection with the Facility is true and accurate in all material respects and is not misleading in any material respect when so furnished;

(n) SUBSIDIARY GUARANTORS: the Subsidiaries of each Obligor which the Agent has requested to the Borrowers' Agent accede to this Agreement have acceded to this Agreement as Additional Guarantors or are the Original Guarantors; and each Subsidiary of each Obligor has been notified to the Agent within not more than ten days following the date upon which such Person has become a Subsidiary of any Obligor.

11.2 AFTER SIGNING: Each Obligor shall be deemed to represent and warrant to each of the Lenders, the Agent and the Security Trustee on each day that the Advance or any portion thereof is outstanding, with reference to the facts and circumstances then subsisting, that each of the representations and warranties made by it contained in clause 11.1 (other than paragraph (h)(i) and (j)) and each certificate issued pursuant to clause 12.1(b)(iv) remains true, accurate and correct.

UNDERTAKINGS

12.1 ACCOUNTS AND INFORMATION: Each Borrower undertakes with each of the Lenders, the Agent and the Security Trustee that, from the date of this Agreement until all its liabilities under the Financing Documents have been discharged:

(a) PREPARATION OF ACCOUNTS: it will prepare the financial statements referred to in paragraph (b) on a basis consistently applied in accordance with the Accounting Principles and those financial statements shall give a true and fair view of the results of the Consolidated Group for the period in question and the state of the affairs of the Consolidated Group as at the date to which the financial statements are made up and shall accurately disclose or reserve against all the liabilities (actual or contingent) of the Consolidated Group required to be disclosed or reserved against in accordance with the Accounting Principles;

(b) INFORMATION: it will deliver to the Agent in sufficient numbers for each of the Lenders:

     (i) as soon as they become available (and in any event within 105 days of 31 December in each year) copies of the audited combined consolidated and consolidating financial statements for the twelve-month period then ended of the Consolidated Group which shall be shown in dollars, contain an income statement, a balance sheet and a cash flow statement and be audited and certified by a firm of independent accountants of recognised international standing;

     (ii) as soon as they become available (and in any event within 60 days of the end of each of its financial quarters) copies of the unaudited consolidated and consolidating financial statements for that financial quarter of the Consolidated Group each of which shall contain an income statement and a balance sheet;

     (iii)promptly, all notices or other documents despatched by each Borrower to its shareholders or Oil and Gas Partners (or in either case, any class thereof) and, in the case of ARC, to the Toronto Stock Exchange (including, without limitation, the Borrowers' annual budget and business plan for each calendar year) or its creditors generally;

     (iv) within 10 days following the close of each calendar month, an Officers Certificate signed by two Directors of ARC in the form of Part III of
          Schedule 3 describing any changes in the information set forth in the Certificate given since the delivery of the previous certificate; and

     (v) promptly, such additional financial or other information as the Agent may from time to time reasonably request.

12.2 GENERAL UNDERTAKINGS: Each Obligor undertakes with each of the Lenders, the Agent and the Security Trustee that, from the date of this Agreement until all its liabilities under the Financing Documents have been discharged:

(a) CONSENTS: it will obtain and promptly renew from time to time, and will promptly deliver to the Agent certified copies of, any authorisation, approval, consent, licence, exemption, registration, recording, filing or notarisation as may be necessary or desirable to ensure the validity, enforceability or priority of the liabilities and obligations of it or the rights of the Lenders, the Agent and the Security Agent (or any of them) under the Financing Documents to which it is a party and it shall comply with the terms of the same;

(b) DEFAULT: if it becomes aware of the occurrence of an Event of Default or Potential Event of Default it will forthwith notify the Agent and provide the Agent with full details of any steps which it is taking, or is considering taking, in order to remedy or mitigate the effect of the Event of Default or Potential Event of Default or otherwise in connection with it;

(c) LITIGATION: promptly, and in any event within 10 days, after becoming aware of the same inform the Agent of any litigation, arbitration or administrative proceeding or claim of the kind described in clause 11.1
     (f);

(d)  INSURANCE: it will:

     (i) procure that it takes out and maintains insurance cover over its assets and undertaking with reputable underwriters or insurance companies (including, without limitation, reinsurance companies) reasonably acceptable to the Agent, of a type and in an amount which is consistent with good business practice in the precious metal industry;

     (ii) punctually pay all premiums and other sums payable under each policy taken out pursuant to this clause 12.2(d);

     (iii)upon receipt of a written request from the Agent to such effect, deliver to the Agent such information as to the policies of insurance taken out pursuant to this clause 12.2(d) (or as to any matter which may be relevant to such insurances) as the Agent may reasonably request and upon renewal of any such policy, produce to the Agent, on or before its expiry date, evidence of such renewal;

     (iv) promptly upon becoming aware of the same notify the Agent of any insurance claim where the amount of such claim exceeds $5,000,000 (or its equivalent, on the date on which the claim is made, in the currency in which such claim is made) or such other amount as may, from time to time, be specified by the Agent;

     (v) procure that no material reductions in limits or coverage (including those resulting from extensions) or material increases in deductibles, exclusions or exceptions shall be made to any insurance effected pursuant to this clause 12.2(d) without the prior consent of the Agent;

     (vi) not, at any time, do (or omit to do), anything whereby any of the insurances taken out under this clause 12.2(d) may be rendered void, voidable, unenforceable, suspended or impaired in whole or in part or which may otherwise render any sum paid out under any such policy repayable in whole or in part;

     (vii)promptly upon becoming aware thereof, inform the Agent of any substantial change in the insurances on and in relation to its business and assets;

(e) PARI PASSU RANKING: its unsecured obligations under this Agreement do and will rank at least pari passu with all its other present and future unsecured obligations other than obligations in respect of national, provincial and local taxes and employees' remuneration and taxes and for certain other statutory exceptions;

(f)  ENVIRONMENT: it will:

     (i) comply in all material respects with the terms and conditions of all laws, regulations, agreements, licences and concessions including, without limitation, all Environmental Laws and all Environmental Licences, all Applicable Laws and all Licences and Permissions;

     (ii) save as disclosed in writing to the Agent on or prior to the date hereof, ensure that no Substance is at or brought on to any property owned, leased or occupied by any member of the Consolidated Group which may give rise to a Material Environmental Claim and shall take or procure the taking of all necessary action to deal with, remedy or remove from such property or prevent the incursion of (as the case may be) the Substance in order to prevent such Environmental Claim (or in order to comply with any notification or order requiring compliance with the terms of any Environmental Licence or Environmental Law within the time specified therein for such compliance) and in a manner that complies in all material respects with all requirements of Environmental Law;

(g) RECORDS ETC: at any reasonable time and from time to time upon reasonable notice, it will permit the Agent or any Lender or any agent or representative thereof to examine and make copies of and abstracts from the records and books of account of, and visit the properties of it to discuss its affairs, finances and accounts with any of their respective officers and directors and its independent accountants, at the expense of the Agent or Lender, unless a Potential Event of Default or Event of Default shall have occurred and be continuing in which case at the expense of the Borrowers;

(h) INTELLECTUAL PROPERTY: preserve and maintain in all material respects the substance and the validity of the Intellectual Property and where appropriate, use its best endeavours to protect and safeguard the Intellectual Property which is material from and against theft, loss, destruction, unauthorised access, copying or use by third parties; and

(i) TAX RETURNS: except with respect to tax matters relating to the alleged failure of Liberty Technical Services Limited and Abacan Technical Services Inc to make past payments to the Nigerian government in connection with the operation of OPL 237 and OML 112, ensure all necessary tax returns and filings are delivered by or on behalf of each member of the Consolidated Group in accordance with applicable laws and regulations and promptly provide to the Agent a complete and correct copy of each such tax return;

(j) ADDITIONAL GUARANTORS: promptly (and in all cases within 30 days) following the close of each calendar month it will procure that each Subsidiary (other than an Original Guarantor and any Subsidiary that has previously issued a Guarantor Accession Deed) not earlier notified to the Agent. At the request of the Agent the Borrowers will cause any Subsidiary of any Obligor to execute a Guarantor Accession Deed in the form of Schedule 5 duly completed and signed by the Borrowers' Agent and such Subsidiary, and deliver to the Agent (x) a certificate signed by 2 directors of such Subsidiary substantially in the form set out in Schedule 3 and the documents referred to therein; and (y) an opinion of an independent firm of lawyers acceptable to the Agent;

(k) FUTURE DEBENTURES: promptly (and in all cases within 30 days) following the written request of the Agent to the Borrowers' Agent, any Obligor as to which the Agent has made such request shall enter into a Debenture in form and content and covering any property or interests requested as may be requested by the Agent (provided that the reasonable value of the property covered by such Debenture is $500,000 or more), and provided further that all necessary authorisations, approvals or consents are or can reasonably be obtained.

12.3 NEGATIVE UNDERTAKINGS: Each Obligor undertakes with each of the Lenders, the Agent and the Security Trustee that, from the date of this Agreement until all its liabilities under the Financing Documents have been discharged:

(a)  SECURITY: it will not and will procure that no Subsidiary will:

     (i) create or permit to subsist any Security Interest on the whole or any part of its present or future property, assets or revenues;

     (ii) sell or otherwise dispose of any of its assets on terms whereby such property or asset is or may be leased to or re-acquired or acquired by it (except to the extent that the proceeds of such sale or disposition are applied to the repayment of loans made to it);

     (iii)sell or otherwise dispose of any of its receivables on recourse terms except for the discounting of bills or notes in the ordinary course of business; except for Permitted Security Interests;

(b) DISPOSALS: without the prior written consent of the Agent, such consent not to be unreasonably withheld in circumstances where in the opinion of the Majority Lenders the interests of the Lenders are reasonably protected after taking into account the reasonable requirements of the Obligors to develop their assets, it will not, and will procure that no Subsidiary will, either in a single transaction or in a series of transactions whether related or not and whether voluntarily or involuntarily, sell, transfer, lease or otherwise dispose of all or any material part of their property or assets except that, without limitation, the following disposals shall not be taken into account:

     (i)  disposals made with the prior consent of the Majority Lenders;

     (ii) disposals (other than any disposal in respect of an Oil and Gas Property, any interest under a Joint Venture Document or any Interest under an Oil and Gas Development Agreement) (including repayment of loans) made in the ordinary course of business of the disposing entity;

     (iii)disposals of property or assets (other than any disposal in respect of an Oil and Gas Property, any interest under a Joint Venture Document or any Interest under an Oil and Gas Development Agreement) in exchange for other property or assets comparable as to type and value;

     (iv) any other disposal (other than any disposal in respect of an Oil and Gas Property, any interest under a Joint Venture Document or any Interest under an Oil and Gas Development Agreement) made for market value in money or money's worth on an arm's length basis in any financial year which, when aggregated with disposals made in that financial year, does not exceed $1,000,000;

(c) Accounting Reference Date: it will not, without the prior consent of the Agent, change the date of its financial year end or that of any member of its Group from 31 December;

(d) DIVIDENDS: it will not declare, make or pay any dividend or other distribution to its shareholders or vote or consent to do any of the foregoing with respect to its Oil and Gas Partners (except as otherwise expressly required in the Joint Venture Documents or Oil and Gas Development Agreements).

(e) PROCEEDS OF ADVANCES: it will not, and will procure that no Subsidiary will, use the proceeds of any Advance other than as permitted under clause 2.2.

(f) SHARE SALES: without the prior written consent of the Agent, such consent not to be unreasonably withheld in circumstances where in the opinion of the Majority Lenders the interests of the Lenders are reasonably protected after taking into account the reasonable requirements of the Obligors to develop their assets, it will not, and will procure that no Subsidiary will, dispose of all or any part of the share capital, partnership capital or capital stock of any other Obligor;

(g) Derivatives: it will not, and will procure that no member of the Group will, enter into any derivative transaction which is not entered into in the ordinary course of business and for the purposes of hedging future exposure to fluctuations in values of assets or liabilities in relation to which the net exposure thereunder could reasonably be expected to be greater than $2,000,000 or otherwise to have a major impact on the business of such person; and

(h) RING-FENCING OF OBLIGORS: it will not, and will procure that no Subsidiary will:

     (i) make any loan or lease to or grant any credit to or make any investment in any member of the Consolidated Group which is not an Obligor;

     (ii) sell, transfer, lease or otherwise dispose of all or any part of its property or assets for less than market value to any member of the Consolidated Group which is not an Obligor;

     (iii)purchase, acquire or otherwise receive a transfer or lease in any property or assets of any member of the Consolidated Group which is not an Obligor for more than market value;

     (iv) issue any guarantee in respect of indebtedness of any member of the Consolidated Group which is not an Obligor; or

     (v) deal or contract with, or provide to or receive services from, any member of the Consolidated Group which is not an Obligor except on arm's length terms and for full consideration.

12.4 ACCOUNTING PRINCIPLES: except as otherwise expressly provided in this Agreement, all accounting terms used herein shall be interpreted, and all matters required to be delivered to the Agent hereunder shall be prepared, in accordance with the Accounting Principles used in the preparation of the audited financial statements as at December 31, 1997 referred to under clause 12.1(b)(i) hereof.

12.5 JOINT VENTURE DOCUMENTS AND OIL AND GAS DEVELOPMENT AGREEMENTS: Each of the Borrowers agrees that it shall:

(a) observe and perform all the obligations on its part contained in and assumed by it under the Joint Venture Documents and Oil and Gas Development Agreements;

(b) to the extent that, in the opinion of the Agent, it is commercially reasonable to do so, take all reasonable steps to enforce the performance by the Oil and Gas Partners of each of their respective obligations under the Joint Venture Documents and Oil and Gas Development Agreements and diligently pursue any remedies available to it in respect of any breach of any of the Joint Venture Documents or Oil and Gas Development Agreements or in respect of any claim arising thereunder or in relation thereto;

(c) to the extent that, in the opinion of the Agent, it is commercially reasonable to do or not to do so, not give, withhold or grant any consent, waiver, release, notice, approval or discharge to any Oil and Gas Partner in respect of its rights or obligations under the Joint Venture Documents which or Oil and Gas Development Agreements;

(d) forthwith upon becoming aware of the same notify the Agent of any breach by it or any other party to the Joint Venture Documents or Oil and Gas Development Agreements of any provision thereof or any dispute relating thereto;

(e) not sell, transfer, sign or otherwise dispose of or create any Security Interest over its rights, title or interest in the Joint Venture Documents or Oil and Gas Development Agreements or Oil and Gas Properties; and

(f) not cause, suffer or permit any amendment or modification in any Joint Venture Document.

12.6 CERTAIN AGREEMENTS WITH THIRD PARTIES: Each of the Obligors agrees that it will not and will not permit any Subsidiary to enter into or commit to enter into any agreement with any third party in respect of the sale of any Oil and Gas or Oil and Gas Property or enter into any Oil and Gas Development Agreement or any interest therein or enter into or commit to enter into any Oil and Gas Development Agreement without the prior written consent of the Agent (such consent not to be withheld in circumstances where in the opinion of the Majority Lenders the interests of the Lenders are reasonably protected after taking into account the reasonable requirements of the Borrowers to develop the Oil and Gas Properties).

DEFAULT

13.1 EVENTS: If any of the events set out below occurs, the Agent, the Security Trustee and the Lenders may take any action as is provided for in any of the Financing Documents:

(a) NON-PAYMENT: any Obligor fails to pay any amount due under any Financing Document on the due date or on demand, if so payable;

(b) Breach of principal obligations: any Obligor fails to observe or perform any of its obligations under clauses 12.1 (a), 12.2 (b), (c), (e), (j), 12.3, 12.4, 12.5 or 12.6 of this Agreement;

(c) BREACH OF OTHER OBLIGATIONS: any Obligor fails to observe or perform any of its obligations under the Financing Documents (other than those referred to in clauses 13.1 (a) or (b) above) and, if the same is capable of remedy within 20 days, the same is not remedied within 20 days after the relevant failure in observation or performance;

(d) MISREPRESENTATION: any material representation, warranty or statement which is made (or deemed or acknowledged to have been made) by any Obligor in the Financing Documents or which is contained in any certificate, written statement, legal opinion or written notice provided under or in connection with the Financing Documents proves to be incorrect;

(e) Invalidity: any provision of any of the Financing Documents is or becomes, for any reason, invalid or unenforceable;

(f) CESSATION OF BUSINESS: any member of the Consolidated Group changes or threatens to change the nature or scope of its business, suspends or threatens to suspend a substantial part of the present business operations which it now conducts directly or indirectly, or any governmental authority expropriates or threatens to expropriate all or part of its assets or any Joint Venture Partner cancels or gives written or constructive notice of intention to cancel and Joint Venture Document or any Joint Venture Document expires and the result of any of the foregoing is, in the determination of the Majority Lenders, materially and adversely to affect the financial condition of either of the Groups, or any Obligor's ability to observe or perform its obligations under any Financing Document to which it is a party;

(g) CROSS-DEFAULT: default shall be made with respect to any agreement or other evidence of indebtedness or liability for borrowed money, or a guarantee for any of the foregoing, in excess of $1,000,000 (or its equivalent in any other currency) (other than hereunder) of any member of the Consolidated Group if the effect of such default is to accelerate the maturity of such indebtedness or liability or to require the prepayment thereof or to permit the holder or holders thereof (or a trustee on behalf of the holder or holders thereof) to cause such indebtedness to become due prior to the stated maturity thereof, or any such indebtedness or liability shall become due and shall not be paid prior to the expiration of any period of grace, provided, that the aforesaid -------- provisions shall not apply to any indebtedness outstanding on the date of this Agreement which is referred to in any certificate delivered hereunder and is identified as being in default;

(h) APPOINTMENT OF RECEIVER, LEGAL PROCESS: an encumbrancer takes possession of, or a trustee or administrative or other receiver or similar officer is appointed in respect of, all or any part of the business or assets of any member of the Consolidated Group, or distress, judgment, judgment, lien, execution, writ, warrant of attachment or other legal process is levied or enforced upon or sued out against any such assets and is not discharged within seven days of being levied, enforced or sued out, or any Security Interest which may for the time being affect any of its assets becomes enforceable;

(i) INSOLVENCY: any member of the Consolidated Group is unable to pay its debts or becomes unable to pay its debts as they fall due or suspends or threatens to suspend making payments (whether of principal or interest) with respect to all or any class of its debts;

(j) COMPOSITION: any member of the Consolidated Group convenes a meeting of its creditors or proposes or makes any arrangement or composition with, or any assignment for the benefit of, its creditors;

(k) ADMINISTRATION, WINDING UP: a petition is presented or a meeting is convened for the purpose of considering a resolution or other steps are taken for making an administration order against or for the winding up of any member of the Consolidated Group or an administration order or a winding up order is made against any member of the Consolidated Group (other than for the purposes of and followed by a reconstruction previously approved in writing by the Majority Lenders, unless during or following such reconstruction any member of the Consolidated Group becomes or is declared to be insolvent);

(l) ANALOGOUS PROCEEDINGS: anything analogous to any of the events specified in paragraphs (f), (g), (h), (i), (j) or (k) occurs under the laws of any applicable jurisdiction;

(m) MATERIAL ADVERSE CHANGE: any event or series of events whether related or not occurs which would be likely materially and adversely to affect the financial condition of either of the Consolidated Group or the ability of any Obligor to perform its obligations under any of the Financing Documents;

(n) CHANGE OF CONTROL OR OWNERSHIP: without the prior written consent of the Agent, such consent not to be unreasonably withheld in circumstances where in the opinion of the Majority Lenders the interests of the Lenders are reasonably protected after taking into account the reasonable requirements of the Obligors to develop their assets, any person whether alone or together with other persons acting in association with it, acquires control of any of the Obligors and/or there is a change in ownership of the share capital of the Obligors;

(o) JOINT VENTURE DOCUMENTS OR GAS DEVELOPMENT AGREEMENTS: without the prior written consent of the Agent, such consent not to be unreasonably withheld in circumstances where in the opinion of the Majority Lenders the interests of the Lenders are reasonably protected after taking into account the reasonable requirements of the Obligors to develop their assets, any amendment, modification or variation is made to any of the Joint Venture Documents or material Oil and Gas Development Agreement (such materiality to be determined by the Agent), any party thereto is in default under or commits a breach of any of the Joint Venture Documents or material Oil and Gas Development Agreement (such materiality to be determined by the Agent), or any of the Joint Venture Documents is terminated or expires, and any such event could in the opinion of the Majority Lenders reasonably be expected to have a Material Adverse Effect;

(p) ENVIRONMENTAL MATTERS: any Environmental Claim in which there is a reasonable likelihood of any adverse decision is brought against any member of the Consolidated Group which, if adversely decided, would be likely to entitle any person to shut down or suspend all or any material part of the business of any member of the Consolidated Group, or result in any cost, claim, liability, expense or damages in excess of $5,000,000 to be suffered or incurred by any member of the Consolidated Group or otherwise have a Material Adverse Effect upon the business properties, results of operations or financial condition of any member of the Consolidated Group.

13.2 ACTION ON EVENT OF DEFAULT: In the case of any of the events described in clause 13.1 shall have occurred and be continuing then, at once or at any time thereafter (so long as any such event shall be continuing), the Agent may, and upon the request of the Majority Lenders shall, by notice to the Borrowers'
Agent:

(a)  cancel the Total Commitments; and/or

(b) declare all or part of the Total Outstandings to be immediately due and payable whereupon they shall become so due and payable together with accrued interest thereon and any other amounts then payable under this Agreement, such payment to be effected on a date to be notified by the Agent to the Borrowers' Agent; and/or

(c) demand immediate repayment of any amounts to which paragraph (b) above applies; and/or

(d) place all or part of the Advance on demand, whereupon it shall immediately become repayable on demand and at any time thereafter:

     (i) make any further amendment to the repayment obligations relating to such Advance; and/or

     (ii) demand repayment of all or part of the Advance placed on demand together with accrued interest and any other amounts then payable under this Agreement.

13.3 NOTICE: If the Agent is notified under this Agreement of the occurrence of an Event of Default it shall inform each of the Lenders.

13.4 SECURITY: The Borrowers hereby irrevocably agree with the Agent, the Security Trustee and the Lenders that upon any enforcement of the rights conferred upon the Security Trustee pursuant to the Share Pledges, the Debentures, and any other Security Interest created in favour of the Security Trustee, the liabilities satisfied as a result of such enforcement shall be limited to the net amount distributed to the Lenders pursuant to clause 7.1

(Distribution) of the Security Trust Deed. The Borrowers further agree that as security for the payment of the Borrowers' obligation to pay interest hereunder the Borrowers will instruct TIL to pay to the Security Agent the amount of $500,000 payable by TIL to the Borrowers under the Sale/Purchase Agreement dated July 29, 1997 between Liberty and TIL for deposit by the Security Trustee in an interest bearing deposit account for application to interest payments payable by the Borrowers hereunder as and when due or, upon the occurrence of an Event of Default, as otherwise provided in clause 7.1 of the Security Trust Deed.

INDEMNITIES

14. Each Obligor shall fully indemnify each of the Lenders, the Agent and the Security Trustee from and against any expense, loss, damage or liability

(including without limitation "response costs" and "natural resource damages" with respect to any Environmental Claims) which any of them may incur as a consequence of the occurrence of

(a) GENERAL INDEMNITY: any Event of Default, or any failure to draw down in accordance with a Drawing Notice (other than as a result of any failure by such indemnified party) or of any prepayment under this Agreement or otherwise in connection with this Agreement. Without prejudice to its generality, the foregoing indemnity shall extend to any interest, fees or other sums whatsoever paid or payable on account of any funds borrowed in order to carry any unpaid amount and to any loss (including loss of profit), premium, penalty or expense which may be incurred in liquidating or employing deposits from third parties acquired to make, maintain or fund the Total Outstandings (or any part of them) or any other amount due or to become due under this Agreement; and

(b)  ENVIRONMENTAL INDEMNITY: any of the following:

     (i) the breach of any representation or warranty of the Obligors made or repeated in accordance with the terms of this Agreement -regarding Substances or applicable Environmental Laws,

     (ii) the failure of any Obligor to perform any obligation herein required to be performed regarding Substances or applicable Environmental Laws,

     (iii)any applicable Environmental Law in effect during the term hereof, and

     (iv) any act, omission, event or circumstance existing or occurring (including without limitation the presence on or in any property or release from any property or the generation on any property of any Substance disposed of or otherwise released), resulting from or in connection with the ownership, construction, occupancy, operation, manufacture, sale, storage, distribution, use and/or maintenance of its property regardless of whether the act, omission, event or circumstance constituted a violation of any applicable Environmental Law at the time of its existence or occurrence.

GUARANTEE

15.1 GUARANTEE: Each Guarantor as principal debtor and not merely as surety unconditionally and irrevocably and jointly and severally guarantees to the Agent, the Security Trustee and each of the Lenders payment by the Borrowers and the Borrowers' Agent (in that capacity) of the Guaranteed Amounts in accordance with the Financing Documents and unconditionally and irrevocably undertakes to the Agent, the Security Trustee and each of the Lenders that if and each time any Borrower does not make payment of any of the Guaranteed Amounts in accordance with the Financing Documents, the Guarantors shall pay the amounts not so paid upon first written demand by the Agent.

In this clause GUARANTEED AMOUNTS means any and all amounts whatsoever- which the Financing Documents provide are to be paid by the Borrowers and the Borrowers' Agent to the Lenders, the Agent and the Security Trustee (or any of them) and references to the Guaranteed Amounts include references to any part of them.

15.2 INDEMNITY: As a separate, additional, continuing and primary obligation, each Guarantor unconditionally and irrevocably and jointly and severally undertakes with the Agent, the Security Trustee and the Lenders (and each of them) that, should the Guaranteed Amounts not be recoverable from the Guarantor under clause 15.1 for any reason whatsoever (including, but without prejudice to the generality of the foregoing, by reason of any other provision of the Financing Documents being or becoming void, unenforceable or otherwise invalid under any applicable law) then, notwithstanding that it may have been known to the Agent, the Security Trustee or any of the Lenders, the Guarantor shall upon first written demand by the Agent under clause 15.1, make payment of the Guaranteed Amounts by way of a full indemnity in such manner as is provided for in the Financing Documents and shall indemnify the Agent, the Security
Trustee and the Lenders (and each of them) against all losses, claims, costs, charges and expenses to which they may be subject or which they may incur under or in connection with the Financing Documents.

15.3 CONTINUING GUARANTEE: The above guarantees shall be continuing and shall extend to the ultimate balance of the Guaranteed Amounts, regardless of any intermediate payment or discharge in whole or in part. If any of the above guarantees ceases to continue in force, the Agent, the Security Trustee and each Lender may open a new account with or continue any existing account with the Borrowers and the liability of the relevant Guarantor in respect of the Guaranteed Amounts at the date of the cessation shall remain regardless of any payments in or out of any such account.

15.4 DISCHARGE AND RELEASE: None of the Guarantors may terminate its guarantee by notice to the Agent, the Security Trustee or any Lender or otherwise. Subject to clause 15.5, and provided the Guaranteed Amounts have been paid in full and the agreement has been canceled, terminated or expired and the Lenders have no further Commitment hereunder, the Agent shall on behalf of itself, the Security Trustee and the Lenders discharge or release the Guarantors by written instrument signed by the Agent.

15.5 CLAWBACK: Any discharge or release referred to in clause 15.4, and any composition or arrangement which any of the Guarantors may effect with the Agent, the Security Trustee and any of the Lenders, shall be deemed to be made subject to the condition that it will be void, if any payment or security which the Agent, the Security Trustee and the Lenders (or any of them) may previously have received or may thereafter receive from any person in respect of the Guaranteed Amounts, is set aside, refunded or reduced, in whole or in part under any applicable law or proves to have been for any reason invalid. If such condition is satisfied, the Agent shall be entitled to recover from the Guarantor on demand the value of such payment as if such discharge, release, compromise or arrangement had not occurred.

15.6 WAIVER OF DEFENCES: The liabilities and obligations of each of the Guarantors under this Agreement shall remain in force notwithstanding any act, omission, neglect, event or matter whatsoever, except the proper and valid payment of all the Guaranteed Amounts and without prejudice to its generality, the foregoing shall apply in relation to anything which would have discharged the Guarantors (wholly or in part) or which would have afforded the Guarantors any legal or equitable defence, and in relation to any winding up, reconstruction, reorganisation or dissolution of, or any change in constitution or corporate identity or loss of corporate or partnership (as the case may be) identity by, any of the Obligors, any partner of an Obligor, or any other person and any incapacity or lack of corporate power or authority of any person. Without prejudice to the generality of the foregoing none of the liabilities or obligations of the Guarantors under this Agreement shall be impaired by the Agent, the Security Trustee or the Lenders (or any of them):

(a) agreeing with any Obligor any variation or departure (however substantial) of or from any Financing Document and any such variation or departure shall, whatever its nature, be binding upon each Guarantor in all circumstances, notwithstanding that it may increase or otherwise affect the liability of the Guarantors provided that if any variation which would increase the liability of any Guarantor is made, without such Guarantor's prior written consent the amount of such Guarantor's liability under this clause shall be limited to the amount for which it would have been liable had such variation not been made;

(b) releasing or granting any time or any indulgence whatsoever to any Obligor and, in particular, waiving any of the pre-conditions for the Advance under this Agreement or any contravention by any Obligor of any of the Financing Documents or entering into any transaction or arrangements whatsoever with or in relation to any Obligor and/or any third party;

(c) taking, accepting, varying, dealing with, enforcing, abstaining from enforcing, surrendering or releasing any security for the Guaranteed Amounts in such manner as it or they think fit; or

(d) claiming, proving for, accepting or transferring any payment in respect of the Guaranteed Amounts in any composition by, or winding up of, any Obligor and/or any third party or abstaining from so claiming, proving, accepting or transferring.

15.7 DEMANDS: Demands under this clause may be made from time to time, and the liabilities and obligations of the Guarantors under this Agreement may be enforced, irrespective of whether any demands, steps or proceedings are being or have been made or taken against any of the Obligors and/or any third party and/or any other Guarantor and each Guarantor waives diligence, presentment, protest, demand for repayment and notice of default to or upon any Obligor.

15.8 SUSPENSE ACCOUNT: Until all amounts which may be or become payable by the Borrowers hereunder or in connection herewith have been irrevocably paid and discharged in full, the Agent, the Security Trustee and each Lender may:

(a) refrain from applying or enforcing any other security, moneys or rights held or received by the Agent, the Security Trustee or such Lender in respect of such amounts or apply and enforce the same in such manner and order as the Agent, the Security Trustee or such Lender sees fit (whether against such amounts or otherwise) and none of the Guarantors shall be entitled to the benefit of the same; and

(b) hold in suspense account (subject to the accrual of interest thereon at market rates for the account of the relevant Guarantor(s)) any moneys received from any Guarantor or on account of that Guarantor's liability hereunder.

15.9     SUBORDINATION:  So  long  as any Guarantor has any liability under this
Agreement:

(a) the Guarantors shall not take or accept any Security Interest from any other Obligor or, in relation to the Guaranteed Amounts, from any third party, without first obtaining the Agent's written consent;

(b) after the occurrence of an Event of Default, no Guarantor shall, without first obtaining the Agent's written consent, seek to recover, whether directly or by set-off, lien, counterclaim or otherwise, nor accept any moneys or other property, nor exercise any rights, in respect of any sum which may be or become due to the Guarantor on any account by any Borrower or, in relation to the Guaranteed Amounts, from any third party, nor claim, prove for or accept any payment in any composition by, or any winding up of, any Borrower or, in relation to the Guaranteed Amounts, any third party;

(c) if, notwithstanding the foregoing, any Guarantor holds or receives any such security, moneys or property, it shall forthwith pay or transfer the same to the Agent. THE AGENT

16.1 APPOINTMENT AS AGENT AND ACKNOWLEDGEMENT: Each Lender irrevocably authorises the Agent, to take such action on its behalf and to exercise and carry out such powers, discretions, authorities and duties as are specifically delegated to it by the Financing Documents and such powers as the Agent reasonably considers are incidental thereto. The Agent shall have only those powers, discretions, authorities and duties which are expressly specified in the Financing Documents. From time to time, the Agent shall give such directions, instructions or notices to the Security Trustee as directed by the Majority Lenders. The Agent shall promptly notify the Security Trustee of any notice sent to the Borrowers pursuant to clause 13.2.

16.2 RELATIONSHIP: In connection with its powers, discretions, authorities and duties under the Financing Documents, the Agent:

(a) shall act solely as the agent of each of the Lenders, and shall not assume, and shall not be deemed to have assumed, any obligations to, or fiduciary relationship with, the Lenders other than those for which specific provision is made by the Financing Documents or any obligations to, or fiduciary relationship with, any of the Obligors;

(b) shall not be liable for any failure of any of the parties to this Agreement duly and punctually to observe and perform any of its obligations under the Financing Documents;

(c) shall not be liable for any action taken or omitted by it under or in connection with the Financing Documents in good faith;

(d)  may act under the  Financing  Documents  through its  personnel and agents.
     16.3 MAJORITY BANK DIRECTIONS: In the exercise of any power or discretion given to the Agent under the Financing Documents and as to any matter not expressly provided for in the Financing Documents or where a decision of the Majority Lenders is provided for, the Agent shall act or refrain from acting and shall give instructions to the Security Trustee in accordance with the instructions of the Majority Lenders. In the absence of any such instructions, the Agent may act or refrain from acting as it shall see fit. Any such instructions of the Majority Lenders or any such decision of the Agent shall be binding on all the Lenders and the Agent shall not be liable to the Obligors, the Lenders or any of them for the consequences of any such instructions or decision.

16.4 CREDIT APPROVAL: In favour of the Agent and the Security Trustee, each Lender acknowledges in connection with the Financing Documents:

(a) that it has made such enquiries on its own behalf and taken such care as would have been the case had its participation in the Facility been made directly by that Lender to the Borrowers without the intervention of the Agent or the Security Trustee and that it has not relied, and does not rely, upon any information or advice provided, or any appraisal of, or investigation into the financial condition, credit worthiness, affairs, status or nature of the Consolidated Group effected by the Agent or the Security Trustee in such capacity;

(b) that, subject to clause 16.8, none of the Agent or the Security Trustee was or will be obliged either before or at any time after the signing of this Agreement to provide that Lender with any information or advice or to make any such investigation or appraisal.

16.5 DOCUMENTATION: None of the Agent nor the Security Trustee nor any of their respective directors, officers, employees or agents shall be liable:

(a) for the execution, validity, enforceability or effectiveness of any of the Financing Documents or any document delivered pursuant thereto or connected therewith; or

(b) for any statements, representations or warranties made or referred to in any of the Financing Documents or any information given in connection with any of the Financing Documents.

16.6     RELIANCE:  None  of the Agent nor the Security Trustee shall be liable:

(a) for the consequences of relying on any communication or document believed by it to be genuine and correct and to have been communicated or signed by the person by whom it purports to be communicated or signed;

(b) for the consequences of relying on any statement made by any director, officer or employee of any person on any matter which may reasonably be assumed to be within his knowledge or within his power to verify; or

(c) for the consequences of relying on the advice of any professional advisers selected by it in connection with the Financing Documents.

16.7     DEFAULT:  The  Agent  shall  not  be  obliged  to  take:

(a) any steps to ascertain whether any Event of Default or Potential Event of Default has occurred and until the Agent has received express notice to the contrary from the Borrowers' Agent or a Lender, it shall be entitled to assume that no such event has occurred; or

(b) any proceedings against the Obligors for the recovery of any sum due under any of the Financing Documents or otherwise in connection therewith unless it has been fully indemnified to its satisfaction by each of the Lenders in the proportion which its Outstandings bear to the Total Outstandings (or, if no Outstandings, its Commitment bears to the Total Commitments). The Agent may not bring any action or proceedings in any court in the name of any Lender without the prior written consent of such Lender (but for the avoidance of doubt without prejudice to the ability of any other Lender or the Security Trustee (or the Agent on behalf of any of the same) to bring such action or proceeding).

16.8     INFORMATION:  The  Agent  shall:

(a) send a copy of all notices served by the Borrowers' Agent under this Agreement and of all other documents delivered to it under the Financing Documents to each of the Lenders affected by such notice or document;

(b) not be obliged to transmit to the Lenders any information in any way relating to any of the parties to the Financing Documents which the Agent may have acquired otherwise than in its capacity as agent for the Lenders in connection with this Agreement.

16.9     COMPLIANCE:

(a) Each of the Agent and the Security Trustee may refrain from doing anything which might, in its opinion, constitute a breach of any law or regulation or be otherwise actionable at the suit of any person, and may do anything which, in its opinion, is necessary or desirable to comply with any law or regulation of any jurisdiction; and

(b) without limiting paragraph (a) above, none of the Agent nor the Security Trustee need disclose any information relating to any of the Obligors or any of its related entities if the disclosure might, in its opinion, constitute a breach of any law or regulation or any duty of confidentiality.

16.10 RESIGNATION: The Agent may at any time tender its resignation without assigning any reason therefor and without being responsible for any costs occasioned by such resignation. In that event, the Majority Lenders shall, subject to the prior written consent of the Borrowers' Agent (such consent not to be unreasonably withheld or delayed), appoint a Lender or any bank or financial institution to act as Agent in its stead or, if no such person is so appointed within 30 days of the Agent tendering its resignation, the Agent may, in consultation with the Borrowers' Agent, appoint a Lender or any reputable bank or financial institution so to act. Such resignation shall take effect simultaneously with (and cannot take effect before) the appointment of the successor Agent and thereupon:

(a) the retiring Agent shall be discharged from any further obligation under the Finance Documents; and

(b) the successor Agent and each of the other parties to this Agreement shall have the same rights and obligations amongst themselves as they would have had if the successor had been a party to this Agreement as agent for the Lenders.

16.11 AGENCY DIVISION: In acting as Agent for the Lenders, the agency division of the Agent shall be treated as a separate entity from any other of its divisions or departments, and, notwithstanding the foregoing provisions of this clause 16, in the event that the Agent should act for any of the Obligors or any of their Subsidiaries in any capacity in relation to any other matter, any information given by any such Obligor or Subsidiary to the Agent in such other capacity may be treated as confidential by the Agent.

16.12 INDEMNITY: Each of Lenders shall fully indemnify the Agent and the Security Trustee rateably in the proportion which its Outstandings bears to the Total Outstandings (or if no Outstandings, its Commitment bears to the Total
Commitments), from and against any claims, proceedings, expenses, losses, damages and liabilities of every description (except in respect of any agency fee due to the Agent) which may be incurred by the Agent or the Security Trustee in such capacity in good faith and which in any way relate to or arise out of the Financing Documents or any related documents or any action taken or omitted by the Agent or the Security Trustee in enforcing or preserving, or in attempting to enforce or preserve, any of the rights of the Lenders under the Financing Documents or any related documents.

16.13 AMENDMENTS: The Agent may (except where any other authority is required for the same by the express provisions of the Financing Documents) grant waivers or consents or vary the terms of this Agreement if authorised by the Majority Lenders. Any such waiver, consent or variation so authorised and effected by the Agent shall be binding on all the Lenders and the Agent shall be under no liability whatsoever in respect of any such waiver, consent or variation. This clause 16.13 shall not authorise, except with the prior consent of all the Lenders:

(a) any change in the rate at which interest or any fees are payable under this Agreement;

(b) any extension of the date for, or alteration in the amount or currency of, any payment of principal, interest, fee, commission or any other amount payable under the Financing Documents;

(c)  any increase in any Lender's Commitment;

(d)  any extension of the Availability Period; or

(e)  any variation of

     (i)  the definition of Majority Lenders;

     (ii) clause 4.3;

     (iii) clause 10.2;

     (iv) clause 18.2; or

     (v)  this  clause  16.13;  or

     any release of all or any part of the shares pledged to the Security Trustee pursuant to the Share Pledges or the assets covered by the Debentures. EXPENSES

17.1 EXPENSES: The Borrowers' Agent shall on demand from time to time pay, in each case on the basis of a full indemnity to the Agent (for the account of the Arrangers or the Agent):

(a) all costs and expenses (including legal and out-of-pocket expenses) reasonably incurred in connection with the negotiation, preparation or completion of the Financing Documents and any related documents; and

(b) at such daily and/or hourly rates as the Agent shall from time to time reasonably determine, all costs and expenses (including, without limitation, telephone, fax, copying, travel, legal and personnel costs) in connection with the Agent taking such action as it may deem appropriate, in complying with any instructions from the Majority Lenders or any request by the Borrowers' Agent in connection with:

     (i) the granting or proposed granting of any waiver or consent under any of the Financing Documents;

     (ii) any  amendment  or  proposed,   amendment  to  any  of  the  Financing
          Documents;

     (iii)any breach by any Obligor of any of its obligations under any of the Financing Documents or any investigation as to whether any such breach may have occurred;

     (iv) the occurrence of any Potential Event of Default or an Event of Default;

     (v) the review, preservation and/or enforcement or the attempted presentation or enforcement of any of the rights of the Agent, the. Arrangers and the Lenders under the Financing Documents or any related documents; and

     (vi) the transfer or possible transfer of the role of Agent to another person.

17.2 STAMP DUTY: The Obligors shall pay any stamp, documentary and other similar duties and taxes to which this Agreement or any other Financing Documents may be subject or give rise and shall fully indemnify the Agent, the Security Trustee and each of the Lenders from and against any losses or liabilities which any of them may incur as a result of any delay or omission by the Obligors to pay any such duties or taxes.

17.3 VALUE ADDED TAX: The amounts stated in this Agreement to be payable by the Obligors are exclusive of value added tax (VAT) and accordingly:

(a) the Obligors shall pay on demand any VAT properly chargeable in respect of supplies to the Obligors as contemplated by this Agreement (including any VAT chargeable by the Agent and the Security Trustee in respect of its supplies to the Obligors under this Agreement); and

(b) in the case of goods or services supplied to or other costs, fees and expenses incurred by the Agent, the Security Trustee or the Lenders in connection with this Agreement and which are to be met by the Obligor or in respect of which the Obligors are to indemnify the Lenders, the Security Trustee or the Agent, the Obligors (for the avoidance of doubt) shall pay to the Agent (for itself or the Lender or Lenders in question) or the Security Trustee by way of additional remuneration such amount as shall represent any associated VAT (whether charged by the supplier or suffered by reason of the reverse charge provisions contained in Section 7 of the Value Added Tax Act 1983 or analogous provisions under the laws of any applicable jurisdiction).

SET-OFF  AND  PRO  RATA  SHARING

18.1 SET-OFF: Following an Event of Default, any Lender may without notice to the Borrowers' Agent combine, consolidate or merge all or any of an Obligor's accounts with, and liabilities to, that Lender and may set-off or transfer any sum standing to the credit of any such accounts in or towards satisfaction of any of the Obligor's liabilities to that Lender under the Financing Documents, and may do so notwithstanding that the balances on such accounts and the liabilities may not be expressed in the same currency and each Lender is hereby authorised to effect any necessary conversions at the Bank's own rate of exchange then prevailing.

18.2 PRO RATA SHARING: If a Lender receives or recovers any amount (other than from the Agent) in respect of sums due from an Obligor under the Financing Documents (whether by set-off or otherwise) it shall promptly notify the Agent of such amount and the manner of its receipt or recovery and the following shall apply:

(a) the Agent shall, as soon as practicable, having regard to the circumstances, consult with the Lenders to establish the aggregate amount of sums received or recovered by the Lenders and what payments are necessary amongst the Lenders for such aggregate amount to be divided amongst the Lenders in proportion to their Outstandings or if there are no Outstandings at such time, in proportion to their Commitments;

(b) the Lenders shall promptly make such payments to each other, through the Agent, as the Agent shall direct to effect the proportionate division referred to in paragraph (a);

(c) if a Lender makes a payment or payments pursuant to paragraph (b), any payment previously received by that Lender shall, subject to paragraph (d), be deemed to have been made by the Obligor, as the case may be, on the understanding that it was received by that Lender as agent for the Lenders and that the payments described in paragraph (b) would be made and the liabilities of the Obligor to each of the Lenders shall accordingly be determined on the basis that such payment or payments pursuant to paragraph
     (b) would be made;

(d) if a Lender makes a payment or payments pursuant to paragraph (b), paragraph (c) shall not apply if, as a result, the indebtedness of the Obligor to the Lender has been extinguished, discharged or satisfied by the amount received or recovered (for example because of set-off). In this event, for the purpose only of determining the liabilities of the Obligor to the Lenders (other than the Lender making the said payment or payments) and the liabilities of the Lenders to each other, the said payment or payments by the Lender shall be deemed to have been made on behalf of the Obligor in respect of its obligations under the Financing Documents and to the extent the Facility is thereby discharged the Obligor, shall fully indemnify the Lender for such payment or payments;

(e) any moneys payable by the Obligor under paragraph (d) by way of indemnity shall be payable from the date the Lender makes the payment or payments under paragraph (b), shall carry interest from such date and for such purpose and all other purposes of this Agreement, be treated in the same way as other amounts payable under this Agreement as though such moneys were payable in respect of the Outstandings of the Lender which has the benefit of the indemnity contained in paragraph (d) (whether or not the indebtedness attributable to such participation has been extinguished, discharged or satisfied in whole or in part); and

(f) the parties shall make such payments and take such steps as may be just and equitable to re-adjust the position of the parties if a Lender, having followed the procedures required above, is required to return any sum originally received or recovered by it in respect of sums due from an Obligor (together with any interest accrued thereon).

ASSIGNMENTS  AND  TRANSFERS

19.1 TRANSFERS: Any Lender (the TRANSFEROR) may at any time transfer to any other person (the TRANSFEREE) the whole or any part of its rights and/or obligations hereunder by the delivery to the Agent of a certificate substantially in the form of Schedule 4 (a TRANSFER CERTIFICATE), with the approval of the Borrowers' Agent (such approval not to be unreasonably withheld or delayed). A Lender which is proposing to transfer the whole or any part of its rights and/or obligations hereunder shall give notice thereof to the Agent which shall give notice thereof to the Borrowers' Agent in accordance with clause 20.7. The Borrowers' Agent shall indicate as soon as possible whether it approves (such approval not to be unreasonably withheld or delayed) of such Transferee. If the Borrowers' Agent does not respond to such a notice within twenty days then approval shall be deemed to be given and the Transferor shall be entitled to deliver a Transfer Certificate to the Agent. Each Transfer Certificate delivered to the Agent shall only be valid if it is in writing signed by each of the Transferor and the Transferee and is contained in one document or two counterparts. Each party to this Agreement (other than the Transferor and the Transferee) irrevocably authorises the Agent to execute any duly completed Transfer Certificate on its behalf. Any Transferee which is not a party hereto shall further accede to the Security Trust Deed by delivery of a supplemental trust deed in accordance with clause 2.2 of the Security Trust Deed.

19.2 TRANSFER CERTIFICATES: Following receipt by the Agent of a Transfer Certificate from each of a Transferor and a Transferee and with effect from the date of the Transfer Certificate or any later date specified in the Transfer
Certificate:

(a) the Transferor shall cease to be entitled to the rights and shall be released from the obligations hereunder which are specified in the Transfer Certificate; and

(b) the Transferee shall become a party hereto as a Lender entitled to rights and liable to observe obligations which differ from those referred to in
     (a) only insofar as the Transferee is entitled thereto and liable in respect thereof in place of the Transferor.

19.3 TRANSFEREES: Each Transferee shall, by its execution of a Transfer Certificate, accept that none of the Agent or the Lenders is in any way responsible for:

(a) the accuracy and/or completeness of any information supplied to the Transferee in connection herewith;

(b) the financial condition, creditworthiness, condition, affairs, status and nature of any of the Obligors or the observance by any of the Obligors of any of its obligations under this Agreement or any document relating hereto; or

(c) the legality, validity, effectiveness, adequacy or enforceability of this Agreement or any document relating hereto and, save as otherwise expressly provided herein, none of such parties shall, or shall be deemed to be, the agent or trustee of such Transferee in connection herewith.

19.4 NO OBLIGATION: The Transferor shall not be obliged by any Financing Document to:

(a) accept a re-transfer from the Transferee of any of the rights and/or obligations assigned or novated under this clause 19; or

(b) indemnify the Transferee for any losses arising by reason of any Obligor's failure to perform its obligations under the Financing Documents or otherwise.

19.5 DISCLOSURE OF INFORMATION: Each of the Agent, the Security Trustee and each Lender agree to keep information obtained by it pursuant to the Financing Documents confidential and agrees that it will only use such information in connection with the transactions contemplated by the Financing Documents and not to disclose any of such information other than (i) to its affiliates and advisers, officers, employees, representatives and agents of itself and its affiliates who are or are expected to be involved in the evaluation of such information in connection with the transactions contemplated by the Financing Documents or who otherwise have any need to know all or any part of such information and who are advised of the confidential nature of such information,
(ii) to the extent such information presently is or hereafter becomes available to it on a non-confidential basis from a source other than any Obligor or is or comes into the public domain, (iii) to the extent used by it in preparation for or in the conduct of any proceeding relating to the Financing Documents or the transactions contemplated hereby and thereby, (iv) to the extent disclosure is required by law, regulation or judicial order or requested or required by regulators, examiners or auditors, (v) to any person providing credit to it or to any rating agency in connection with the evaluation of its credit-worthiness and who are advised of the confidential nature of, and agree to keep confidential such information, or (vi) to transferees or sub-participants or potential transferees or sub-participants who agree to be bound by the provisions of this clause 19.5.

19.6 OBLIGORS: To the extent required by applicable law, the Obligors hereby acknowledge and approve the terms of this clause 19 and any transfer effected pursuant to this clause 19 and hereby beforehand give their permission or co-operation to such transfer. To the extent that applicable law requires that any Obligor be notified of a transfer effected pursuant to this clause 19, it is hereby agreed that the relevant Transfer Certificate shall be sufficient for the purposes of giving such notification and each Obligor hereby irrevocably authorises and instructs the Agent to receive as agent on its behalf such notification for such purpose but not otherwise.

19.7 FACILITY OFFICE: Any Lender may make its participation in any Advance available from, and may receive the benefit of any payment due to it under this Agreement at any of its Facility Offices. A Lender shall give the Agent prior written notice of any change in any of its Facility Offices for the purposes of this Agreement.

FURTHER  PROVISIONS

20.1     EVIDENCE  OF  INDEBTEDNESS:  In  any  proceedings  relating  to  this
Agreement:

(a) a statement as to any amount due to the Lenders under this Agreement which is certified as being correct by an officer of the Agent; and

(b) a statement as to any amount due to a Lender under this Agreement which is certified as being correct by an officer of the Lender; shall, unless otherwise provided in this Agreement, be prima facie evidence that such amount is in fact due and payable.

20.2 APPLICATION OF MONEYS: If any sum paid or recovered in respect of the liabilities of a Borrower under this Agreement is less than the amount then due, the Agent may apply that sum to principal, interest, fees or any other amount due under this Agreement in such proportions and order and generally in such manner as the Agent shall determine.

20.3 RIGHTS CUMULATIVE, WAIVERS: The respective rights of the Agent and the Lenders under this Agreement are cumulative, may be exercised as often as they consider appropriate and are in addition to their respective rights under the applicable law. The respective rights of the Agent, the Security Trustee and the Lenders in relation to the Facility (whether arising under this Agreement or under the applicable law) shall not be capable of being waived or varied otherwise than by an express waiver or variation in writing; and in particular any failure to exercise or any delay in exercising any of such rights shall not operate as a waiver or variation of that or any other such right; any defective or partial exercise of any of such rights shall not preclude any other or further exercise of that or any other such right; and no act or course of conduct or negotiation on their part or on their behalf shall in any way preclude them from exercising any such right or constitute a suspension or any variation of any such right.

20.4 ENGLISH LANGUAGE: All notices or communications under or in connection with this Agreement shall be in the English language or, if in any other language, accompanied by a translation into English. In the event of any conflict between the English text and the text in any other language, the English text shall prevail.

20.5 INVALIDITY OF ANY PROVISION: If any of the provisions of this Agreement becomes invalid, illegal or unenforceable in any respect under any law, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired.

20.6 SEVERABILITY: Any provision of this Agreement which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction. To the extent permitted by applicable law, each Obligor hereby waives any provision of law which renders any provision of this Agreement prohibited or unenforceable in any respect.

20.7 NOTICES: Any notice or communication under or in connection with this Agreement shall be in writing and shall be delivered personally, or by post, telex or fax to the addresses given in this Agreement or at such other address as the recipient may have notified to the other parties in writing or in the case only of communications by the Agent to Lenders, may be by SWIFT. Proof of posting or despatch of any notice or communication to or by the Borrowers' Agent shall be deemed to be proof of receipt:

(a)  in the case of a letter, on the third Business Day after posting;

(b) in the case of a telex, and provided that the correct answer-back has been received, immediately on actual receipt, or, if the time of such receipt is not during normal working hours, then on the next working day in the place of receipt;

(c) in the case of a fax, when received, or, if the time of such receipt is not during normal working hours, then on the next working day in the place of receipt; or

(d) in the case of transmission by SWIFT, when an acknowledgement of receipt by SWIFT is received.

20.8 CHOICE OF LAW: This Agreement is governed by, and shall be construed in accordance with, the laws of England.

20.9 SUBMISSION TO JURISDICTION: For the benefit of the Agent, the Security Trustee and each of the Lenders:

(a)  all the parties agree that the courts of England are, subject to paragraphs
     (b) and (c) below, to have exclusive jurisdiction to settle any disputes which may arise in connection with the legal relationships established by this Agreement (including, without limitation, claims for set-off or counterclaim) or otherwise arising in connection with this Agreement;

(b) the agreement contained in paragraph (a) above is included for the benefit of the Agent, the Security Trustee and each of the Lenders. Accordingly, notwithstanding the exclusive agreement in (a) above, the Agent, the Security Trustee and each of the Lenders shall retain the right to bring proceedings in any other court which has jurisdiction by virtue of the Convention on Jurisdiction and the Enforcement of Judgments signed on 27 September 1968 (as from time to time amended and extended) or by virtue of the Convention on Jurisdiction and the Enforcement of Judgments signed on 16 September 1988 (or from time to time amended and extended);

(c) the Agent, the Security Trustee and each of the Lenders may in its absolute discretion take proceedings in the courts of any other country which may have jurisdiction, to whose jurisdiction each of the Obligors irrevocably submits;

(d) each Obligor irrevocably waives any objections on the ground of venue or forum non conveniens or any similar grounds; and

(e) each Obligor irrevocably consents to service of process by mail or in any other manner permitted by the relevant law.

20.10 TRIAL BY JURY: Each of the Obligors, the Agent, the Security Trustee and the Lenders hereby irrevocably waives all right to trial by jury in any action, proceeding or counterclaim (whether based on contract, tort or otherwise) arising out of or relating to any of the Financing Documents, the Advance, or the actions of the Agent, the Security Trustee or any Lender in the negotiation, administration, performance or enforcement thereof.

20.11 AGENT FOR SERVICE OF PROCESS: Each of the Obligors shall at all times maintain an agent for service of process and any other documents in proceedings in England or any other proceedings in connection with this Agreement. Such agent shall be Law Debenture Corporate Services Limited, the address of which on the date hereof is Princes House, 95 Gresham Street, London EC2V 7LY, England and any writ, judgment or other notice of legal process shall be sufficiently served on the Obligors if delivered to such agent at its address for the time being. The Obligors undertake not to revoke the authority of the above agent and if, for any reason, the Agent requests any of the Obligors to do so such Obligor shall promptly appoint another such agent with an address in England and advise the Agent thereof. If following such a request such Obligor fails to appoint another agent, the Agent shall be entitled to appoint one on behalf of the Obligors.

20.12 COUNTERPARTS: This Agreement may be executed in any number of counterparts and by the different parties hereto on separate counterparts, each of which when so executed and delivered shall be an original but all the counterparts shall together constitute but one and the same instrument. IN WITNESS WHEREOF, the parties hereto have executed this Agreement on the date first above written.

                                   SCHEDULE 1

LENDER                                             COMMITMENT


CREDIT  SUISSE  FIRST  BOSTON                              US$  30,702,500

Credit  Suisse  First  Boston
Bleicherweg  10
P.O.  Box  900
CH-8070  Z  rich
Switzerland

Address  for  Notices:   As Above
Attention:               Mr. Thomas Patrick
Telephone:               41 1 333 7618
Fax:                     41 1 333 7620

                                   SCHEDULE 2
                             FORM OF DRAWING NOTICE
                                                               Date: *____ 19*__
Dear  Sirs,

Facility  Agreement  dated  July  2,  1998

1. We refer to clause 5 of the Facility Agreement. Terms defined in the Facility Agreement have the same meanings in this Drawing Notice.

2.   We wish to borrow the Advances with the following specifications:

(a) Borrowers: Abacan Resource Corporation, Dahomey Resource Corporation and Liberty Technical Services Limited, jointly and severally;

(b)  Drawing Date: July 2, 1998-

(c)  Amount: $30,702,484

(d)  Interest Period: successive interest periods of three-months

(e) Payment Instructions: Pay to the account designated by Total International Limited against written confirmation that such payment is received in satisfaction of all amounts outstanding under the Prepayment Agreement and Guarantees referred to in Clause 2.2 of the Facility Agreement.

3. We confirm that the matters represented and warranted by each Obligor set out in clause 11.2 of the Facility Agreement are true and accurate on the date of this Drawing Notice as if made with reference to the facts and circumstances now prevailing and that no Event of Default or Potential Event of Default has occurred and is continuing or would result from the Advance. Yours faithfully,

ABACAN  RESOURCE  CORPORATION

For  and  on  behalf  of
Abacan  Resource  Corporation,     [Seal]
as  Borrower's  Agent



By:  ____________________
Director



By:  ____________________
Director



For  and  on  behalf  of
Abacan  Resource  Corporation,     [Seal]
as  Borrower



By:  ____________________
Director



By:  ____________________
Director

For  and  on  behalf  of
Dahomey  Resource  Corporation,     [Seal]
as  Borrower



By:  ____________________
     Director



By:  ____________________
     Director




For  and  on  behalf  of
Liberty  Technical  Services  Limited,     [Seal]
as  Borrower




By:  ____________________
     Director




By:  ____________________
     Director

                                   SCHEDULE 3

                                     PART I

                         FORM OF CERTIFICATE OF BORROWER

                            [Letterhead of Borrower]

To:     Credit  Suisse  First  Boston  as  Agent

We [*name] and [*name], both Directors of [*name of Borrower] of [*address] (the Company)

HEREBY  CERTIFY  that:

(a) attached hereto marked "A", are true and correct copies of all documents which contain or establish or relate to the constitution of the [Company];

(b) attached hereto marked "B", is a true and correct copy of resolutions duly passed at a meeting of the shareholders of the Company duly convened and held on July ___, 1998 authorising the Company to:

     (i) borrow at any time up to $30,702,500 at a variable rate of interest pursuant to the Facility Agreement;

     (ii) guarantee the performance by all other Obligors of their respective obligations under the Financing Documents;

     (iii) sign, deliver and perform the Facility Agreement;

(c) attached hereto marked "C", is a true and correct copy of resolutions duly passed at a meeting of the Board of Directors of the Company duly convened and held on July ___, 1998 approving the Facility Agreement and authorising its signature, delivery and performance and such resolutions have not been amended, modified or revoked and are in, full force and effect;

(d) attached hereto marked "D", is a true and correct copy of the acceptance by the agents in England of their appointment as agent of the Company for the purpose of accepting service of process.




     Does  not  apply  to  Abacan  Resource  Corporation

The following signatures are the true signatures of the persons who have been authorised to sign the Facility Agreement and to give notices and communications, including notices of drawing, under or in connection with the Facility Agreement.

Name                    Position                    Signature
*                    *
*                    *
*                    *

Signed:

Director               Director

Date:  *________  19*_____

1, [*name], the Secretary of [*name of Borrower] (the Company) hereby certify that [*names of two Directors] giving above certificate] are duly appointed Directors of the Company and that the signature of each of them above is his signature.

Signed:

     Secretary

Date:  *______  19*_____

                                     PART II

                        FORM OF CERTIFICATE OF GUARANTOR

                            [Letterhead of Guarantor]
To:     Credit  Suisse  First  Boston

We [*name] and [*name], both Directors of [*name of Guarantor] of [*address] (the COMPANY)

HEREBY  CERTIFY  that:

(a) attached hereto marked "A", are true and correct copies of all documents which contain or establish or relate to the constitution of the Company;

(b) attached hereto marked "B", is a true and correct copy of resolutions duly passed at a meeting of the shareholders of the Company duly convened and held on July ___, 1998 authorising the Company to:

     (i) guarantee the performance by all other obligors of their respective obligations under the Financing Documents; and

     (ii) sign, deliver and perform the Facility Agreement; and

(c) attached hereto marked "C", is a true and correct copy of resolutions duly passed at a meeting of the Board of Directors of the Company duly convened and held on July ___, 1998 approving the Facility Agreement and authorising its signature, delivery and performance and such resolutions have not been amended, modified or revoked and are in full force and effect;

(d) attached hereto marked "D", are true and correct copies of the acceptance by the agent in England of their appointments as agent of the Company for the purpose of accepting service of process.

The following signatures are the true signatures of the persons who have been authorised to sign the Facility Agreement and to give any notices and communications under or in connection with the Facility Agreement.

Name                    Position                    Signature
*                    *
*                    *
*                    *

Signed:
     Director     Director

Date:  *______  _____  19*__

1, [*name], the Secretary of [*name of Borrower] (the Company) hereby certify that [*names of two Directors giving above certificate] are duly appointed Directors of the Company and that the signature of each of them above is his signature.

Signed:
          Secretary

Date:  *_____  _____  19*-__

                                    PART III

                          CERTIFICATE OF ARC DIRECTORS

To:     Credit Suisse First Boston, as Agent under the Credit Facility Agreement dated  ________,  1998.

Date:


The undersigned directors hereby certify as follows according to our best knowledge, information and belief (having made due enquiry) that as of the date of this certificate.

1. All Subsidiaries of any Obligor (as such terms are defined in the Credit Facility Agreement) are Guarantors under the Credit Facility Agreement (except such Subsidiaries as have been notified to the Agent in writing and as to which the Agent has not requested that they accede to the Credit Facility Agreement as Guarantors).

2. No Obligor is a party to any Oil and Gas Agreement except the agreements listed on the schedule attached hereto.

3. The attached schedule includes a complete and correct list of all Current Liabilities and Current Assets of each Obligor.

4. No Obligor has any legal or beneficial interest in any Oil and Gas Property other than the properties described in the Joint Venture Documents and the Oil and Gas Properties described in the attached Schedule.

5. No Obligor has filed or has had filed against it any petition under any bankruptcy or other proceeding under any analogous law.

6. No Obligor is a party to any legal action or litigation other than the matters described on the attached schedule, and no judgement or attachment has been made or granted against any Obligor or its assets except as shown on the attached schedule.

7. Except as described in the attached schedule no Obligor has received any notice of default and is not in default under any Joint Venture Document or Oil and Gas Agreement.

8. No Obligor has granted or has committed to grant any Security Interest (as such term is defined in the Credit Facility Agreement) other than a Permitted Security Interest.

_____________________               _____________________

                                   SCHEDULE 4

                          FORM OF TRANSFER CERTIFICATE

To:     Credit  Suisse  First  Boston

                              TRANSFER CERTIFICATE

relating to a Credit Facility Agreement (the FACILITY AGREEMENT) dated ______ 1998 and made between the Borrowers and Guarantors named therein, Credit Suisse First Boston as Agent, Credit Suisse First Boston as Security Trustee, and certain Lenders named therein. Terms defined in the Facility Agreement have the same meanings herein.

1.     [Transferor]  (the  LENDER):

(a) confirms that to the extent that details appear in the Schedule hereto against, as the case may be, the heading LENDER'S COMMITMENT and/or LENDER'S PARTICIPATION, such details accurately summarise, as the case may be, its participation in the Facility (as defined in the Facility Agreement); and

(b) requests [Transferee Lender] (the TRANSFEREE) to accept and procure the transfer to the Transferee of the portion specified in the Schedule of, as the case may be, its participation in the Facility by counter-signing and delivering this Transfer Certificate to the Agent at its address for the service of notices specified in the Facility Agreement.

2. The Transferee hereby requests the Agent to accept this Transfer Certificate as being delivered to the Agent pursuant to and for the purposes of clause 19 of the Facility Agreement so as to take effect in accordance with the terms thereof on [date of transfer].

3. The Transferee confirms that it has received a copy of the Facility Agreement together with such other documents and information as it has required in connection with this transaction and that it has not relied and will not hereafter rely on the Lender to check or enquire on its behalf into the execution, validity, enforceability, effectiveness, adequacy, accuracy or completeness of any such documents or information and further agrees that it has not relied and will not rely on the Lender to assess or keep under review on its behalf the financial condition, creditworthiness, condition, affairs, status or nature of any of the Obligors or of any other party to any of the Financing Documents.

4. The Transferee hereby undertakes with the Lender and each of the other parties to the Facility Agreement that it will perform in accordance with their terms all those obligations which by the terms of the Facility Agreement will be assumed by it after delivery of this Transfer Certificate to the Agent and satisfaction of the conditions (if any) subject to which this Transfer Certificate is expressed to take effect.

5. The Lender makes no representation or warranty and assumes no responsibility with respect to the legality, validity, effectiveness, adequacy or enforceability of the Facility Agreement or any document relating thereto and assumes no responsibility for the financial condition of any of the Obligors or any other party to the Financing Documents or for the performance and observance by any of the Obligors or any other such party of any of its obligations under the Financing Documents or any document relating thereto and any and all such conditions and warranties, whether express or implied by law or otherwise, are hereby excluded.

6. This Transfer Certificate and the rights and obligations of the parties hereunder shall be governed by and construed in accordance with English law.

                                  THE SCHEDULE
LENDER'S  COMMITMENT
*______  ______  _______
LENDER'S  PARTICIPATION
*_____  ______  _______
AMOUNT
*_____  _____  ________
TERM
*____  _____  ________
PORTION  TRANSFERRED
*______  _____  ______


*Transferor                                   [*Transferee]
                                   Address:  *
                                   Telex:  *
                                   Fax:  *
Signed                             Signed

Credit  Suisse  First  Boston,
as  Agent:

Signed  .
Dated  *______  ___19*___

                                   SCHEDULE 5
                        FORM OF GUARANTOR ACCESSION DEED

To:     Credit  Suisse  First  Boston,  as  Agent

From:     [*Proposed  additional  Guarantor].

                                                        Date: *____ _____ 19*___
1. We refer to an agreement (the Facility Agreement) dated ______ 1998 and made between the Borrowers and Guarantors named therein, Credit Suisse First Boston as Agent, Credit Suisse First Boston as Security Trustee and the Lenders as referred to therein. Terms defined in the Facility Agreement shall bear the same meanings herein.

2. We [name of the company] of [Registered Office] (Registered no. *____ ____) agree to become a Guarantor under the Facility Agreement and to be bound by the terms of the Facility Agreement as Guarantor.

3.     Our  address  for  notices  is:
     *  ______  ________  _________

4.     This  Deed  is  governed  by  English  law.

EXECUTED  as  a  DEED  by                       )
[PROPOSED  GUARANTOR]                           )
[acting  by  two  directors/a  director         )
and  the  secretary]                            )

Director

Director/Secretary

SIGNED  by                                      )
for  and  on  behalf  of  [Borrowers'  Agent]   )
in  the  presence  of:                          )

                                   SCHEDULE 6
                             THE ORIGINAL GUARANTORS

ABACAN  RESOURCES  (BENIN)  LIMITED,  whose  registered  office  is  at:



WEST  AFRICA  RESOURCE  CORPORATION,  whose  registered  office  is  at:


AGBARA  RESOURCES  LIMITED,  whose  registered  office  is  at:


ABACAN  POWER  (BENIN)  LIMITED,  whose  registered  office  is  at:


ABACAN-ADDAX  BENIN  CONSORTIUM  S.A.,  whose  registered  office  is  at:


ANGUS  INTERNATIONAL  RESOURCES  LTD.,  whose  registered  office  is  at:


PROFILE  INTERNATIONAL  LTD.,  whose  registered  office  is  at:

                                   SCHEDULE 7

                            [FORM OF MOPU AGREEMENT]

          [Intentionally excluded as Mopu Agreement is not an Agreement to which the Company is a party]

                                   SCHEDULE 8

The purpose of this document is to set forth the terms and conditions of the transaction entered into between

                 CREDIT SUISSE FIRST BOSTON, ZURICH ("Party A")

                                       And

                   ABACAN RESOURCES CORP, TORONTO ("Party B")

                          (collectively, the "Parties")

on  the  Trade  Date  specified  below  (the  "Transaction").

The definitions and provisions contained in the 1991 ISDA Definitions (the "1991 Definitions") and the 1996 ISDA Equity Derivatives Definitions (the "1996
Definitions") both as published by the International Swap and Derivatives Association, Inc. are incorporated by reference into this Confirmation. In the event of any inconsistency between the Definitions and this Confirmation, this Confirmation will govern.

The Parties hereby agree to enter into the Transaction as a condition precedent to the on-going restructuring of an existing loan facility between CSFB Zurich and a subsidiary of Party B.

1. The terms of the particular Transaction to which this Confirmation relates are as follows:


GENERAL  TERMS:

Trade  Date:                   26  July  1998

Option  Style:                 European

Option  Type:                  Call

Seller:                        Party  B

Buyer:                         Party  A

Shares:                        ABACAN  RESOURCE  CORP  REGISTERED  SHARES
                               ISIN  CODE:  CA  002  919  108  1
                               SECURITY  NO:  346  665

Number  of  Options:           500,000

Option  Entitlement:           1  Share  per  Option

Strike  Price:                 CAD     0.91

Premium:                       ZERO

Seller Business Day:           Any day on which  commercial  banks  are open for
                               Business (including dealings in foreign exchange and foreign currency deposits) in Toronto.

Currency Business Day:         Any day on which  commercial  banks  are open for
                               Business (including dealings in foreign exchange and foreign currency deposits) in the principal financial centre for the relevant currency.

Exchange:                      Toronto Stock Exchange, or any successor to such
                               exchange or quotation system. If the exchange ceases to list or otherwise to include the Shares the parties will negotiate in good faith to agree on another exchange or quotation system.

Clearance System:              Cedel, or any successor to or transferee of such
                               Clearance System. If the Clearance System ceases to clear the Shares, the parties will negotiate in good faith to agree on another manner of delivery.

PROCEDURE  FOR  EXERCISE:

Expiration  Time:              Close  of  business  on  the  Exchange  on  the
                               Expiration Date

Expiration  Date:              26 July 2000 or, if that date is not an  Exchange
                               Business Day, the first following day that is an Exchange Business Day.

Automatic  Exercise:           Applicable

Seller's  Contact  Details
for Purpose of Giving Notice:  Mr.
Telephone  Number:
Fax  Number:

VALUATION:

Valuation  Time:               At  the  Close  of  trading  on  the  Exchange

Valuation Dates:               The  last  15  Exchange  Business Days before and
                               including the Expiration  Date

Averaging Dates:               Each Valuation Date

Averaging Market Disruption:   Modified Postponement


SETTLEMENT  TERMS:

Cash  Settlement:              Applicable

Relevant  Price:               Bid / Offer / Mid-Market / Last traded  price per
                               share as quoted  by  the  Exchange

Cash Settlement Payment Date:  Two / Three Currency Business Days after the last
                               Valuation  Date


ADJUSTMENTS:

Method  of  Adjustment:        Calculation  Agent  Adjustment


EXTRAORDINARY  EVENTS:

Consequences of Merger Events:

a.  Share-for-Share:           Alternative  Obligation
b.  Share-for-Other:           Cancellation  and  Payment
c.  Share-for-Combined:        Cancellation  and  Payment


NATIONALIZATION OR INSOLVENCY: Cancellation  and  Payment

3.   Calculation  Agent:       Party A  whose  determinations  and  calculations
                               will be binding and conclusive in the absence of manifest error. The Calculation Agent will have no responsibility for good faith errors or omissions in making any determination as provided herein.


4.   Account  Details:         CREDIT SUISSE FIRST BOSTON,  TORONTO in favour of
                               CREDIT  SUISSE  FIRST  BOSTON,  ZURICH,  a/c
                               T1000000.01.CAD.

5.   Governing  Law:           English  Law



Please confirm that the foregoing correctly sets forth the terms of our agreement by executing the copy of this Confirmation enclosed for that purpose and returning it to us marked for the attention of:

                                       CREDIT  SUISSE  FIRST  BOSTON
                                       Attn.  Mr.  Walter  Bachmann  /  FMLS  32
                                       P.O.  Box  900
                                       8070  Zurich
                                       Switzerland

In  the  case  of  any  queries
- regarding the transaction, please contact Mr Thomas Patrick phone: 01- 333 76 18,
- regarding settlement, please contact Mr Heiko Zimmermann phone: 01 - 333 64 95 or
- regarding documentation, please contact Mr Walter Bachmann phone: 01 - 333 87 77.



It has been a pleasure being of service to you and we thank you for your co-operation.




CREDIT  SUISSE  FIRST  BOSTON



NAME                                      THOMAS  PATRICK
Title                                     Title

Confirmed  as  of  the  date  first  above  written:


For  and  on  behalf  of

ABACAN  RESOURCES  CORP,  TORONTO



     YYYYYYYYY

                                SIGNING SCHEDULE

BORROWERS:

ABACAN  RESOURCE  CORPORATION,
as  a  Deed
By:     [J.  Harvie              ]             Signature:  /s/  James  Harvie
                                                           ---------------------

By     [W.G.Cherwayko            ]             Signature:  /s/Wade  Cherwayko
                                                           ---------------------

DAHOMEY  RESOURCE  CORPORATION
As  a  Deed
By:     [W.G.  Cherwayko         ]             Signature:  /s/ Wade Cherwayko
                                                           ---------------------

By:     [T.B.  Folawayo          ]             Signature:  /s/  Tunde Folawiyo
                                                           ---------------------

LIBERTY  TECHNICAL  SERVICES  LIMITED
As  a  Deed
By:     [W.G.  Cherwayko         ]             Signature:  /s/ Wade Cherwayko
                                                           ---------------------

By:     [T.B.  Folawayo          ]             Signature:  /s/  Tunde Folawiyo
                                                           ---------------------

ORIGINAL  GUARANTORS:

ABACAN  RESOURCES  (BENIN)  LIMITED

By:     [W.G.  Cherwayko         ]             Signature:  /s/ Wade Cherwayko
                                                           ---------------------

By:     [T.B.  Folawayo          ]             Signature:  /s/  Tunde Folawiyo
                                                           ---------------------
WEST  AFRICAN  RESOURCE  CORPORATION

By:     [W.G.  Cherwayko         ]             Signature:  /s/ Wade Cherwayko
                                                           ---------------------

By:     [T.B.  Folawayo          ]             Signature:  /s/  Tunde Folawiyo
                                                           ---------------------

AGBARA  RESOURCES  LIMITED

By:     [W.G.  Cherwayko         ]             Signature:  /s/ Wade Cherwayko
                                                           ---------------------

By:     [T.B.  Folawayo          ]             Signature:  /s/  Tunde Folawiyo
                                                           ---------------------

ABACAN  POWER  (BENIN)  LIMITED

By:     [W.G.  Cherwayko         ]             Signature:  /s/ Wade Cherwayko
                                                           ---------------------

By:     [T.B.  Folawayo          ]             Signature:  /s/  Tunde Folawiyo
                                                           ---------------------

ABACAN-ADDAX  BENIN  CONSORTIUM  S.A.

By:     [W.G.  Cherwayko         ]             Signature:  /s/ Wade Cherwayko
                                                           ---------------------

By:     [T.B.  Folawayo          ]             Signature:  /s/  Tunde Folawiyo
                                                           ---------------------


ANGUS  INTERNATIONAL  RESOURCES  LTD.

By:     [W.G.  Cherwayko         ]             Signature:  /s/ Wade Cherwayko
                                                           ---------------------

By:     [T.B.  Folawayo          ]             Signature:  /s/  Tunde Folawiyo
                                                           ---------------------

PROFILE  INTERNATIONAL  LTD.

By:     [W.G.  Cherwayko         ]             Signature:  /s/ Wade Cherwayko
                                                           ---------------------

By:     [T.B.  Folawayo          ]             Signature:  /s/  Tunde Folawiyo
                                                           ---------------------

LENDERS:

CREDIT  SUISSE  FIRST  BOSTON
As  Lender

By:     [T.  Patrick            ]              Signature:  /s/  Tom  Patrick
                                                           ---------------------

By:     [Alex  Gantner          ]              Signature:  /s/  Alex  Gantner
                                                           ---------------------

AGENT  AND  SECURITY  TRUSTEE:

CREDIT  SUISSE  FIRST  BOSTON,
As  Agent  and  Security  Trustee

By:     [Tom  Patrick           ]              Signature:  /s/  Tom  Patrick
                                                           ---------------------

By:     [Alex  Gantner          ]              Signature:/s/  Alex  Gantner
                                                           ---------------------